As filed with the Securities and Exchange Commission
                            on July 23, 1997

                                                     File No. 33-44909
                                                     File No. 811-6520

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               F O R M  N-1A
    Registration Statement Under the Securities Act of 1933
                         Post-Effective Amendment No. 11
                                       and
         Registration Statement Under the Investment Company Act of 1940
                               Amendment No. 13

                               ____________________

                               SMITH BREEDEN TRUST
               (Exact Name of Registrant as Specified in Charter)

                          100 Europa Drive, Suite 200
                       Chapel Hill, North Carolina 27514
                    (Address of Principal Executive Office)

                                 (919) 967-7221
              (Registrant's Telephone Number, Including Area Code)

                               MICHAEL J. GIARLA
                          100 Europa Drive, Suite 200
                       Chapel Hill, North Carolina 27514
                    (Name and Address of Agent for Service)

                                _______________
                     Please Send Copy of Communications to:

                            MARIANTHE S. MEWKILL
                         Smith Breeden Associates, Inc.
                          100 Europa Drive, Suite 200
                             Chapel Hill, NC 27514
                                    (919)-967-7221


   This filing shall become effective on July 23, 1997 pursuant to paragraph (b)(1) of Rule 485 under the Securities Act of 1933.

     The Registrant has previously registered an indefinite number of shares of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 notice for the Registrant's most recent fiscal year was filed on May, 29
1997.

                              SMITH BREEDEN TRUST
                       SMITH BREEDEN EQUITY PLUS FUND
                              (THE "EQUITY PLUS FUND")
                          CROSS REFERENCE SHEET
                                   FORM N-1A

                  Part A:  Information Required in Prospectus

N-1A
Item No.      Item                       Location in the
                                         Registration Statement
                                         by Prospectus Heading


1.            Cover Page                 Cover Page


2.            Synopsis                   Expense Table


3.            Condensed Financial
              Information                Financial Highlights


4.            General Description of	 Smith Breeden Mutual Funds:
              Registrant                 The Equity Plus Fund



5.            Management of the Fund     Management of the Funds


5a.           Management's Discussion
              of Fund's Performance      Contained in the Fund's
                                         Annual Report to Shareholders


6.            Capital Stock and Other    Capital Structure
              Securities                 Dividends and Distributions



7.            Purchase of Securities	 Pricing of Fund Shares
              Being Offered              How to Purchase Shares




8.            Redemption or Repurchase   How to Redeem Shares
                                         How to Exchange Shares



9.            Pending Legal Proceedings  Not Applicable

               JULY 23, 1997
    SMITH BREEDEN MUTUAL FUNDS
               PROSPECTUS

   The Smith Breeden Mutual Funds consist of three no-load, diversified registered investment companies (the
"Funds"). Smith Breeden Associates, Inc. (the "Adviser") serves as the investment adviser to the Funds.

   Smith Breeden Equity Plus Fund (the "Equity Plus Fund") seeks to provide a total return exceeding the Standard & Poor's 500 Composite Stock Price Index without additional equity market risk. The Fund is a series fund of the
Smith Breeden Trust. The Equity Plus Fund does not generally invest in the common stocks that make up the S&P 500 Index or any other index. The Equity Plus Fund utilizes index futures contracts and equity swap contracts to track the return of the S&P 500 Index, and invests substantially all of its assets in fixed-income securities and related hedging instruments. Whether the Fund's total return equals or exceeds the performance of the S&P 500 Index depends on whether the total return on the Equity Plus Fund's fixed-income investments equals or exceeds the Fund's total operating expenses, as well as other factors.
See    "Investment   Objectives,   Policies,   and    Risk
Considerations - Equity Plus Fund."

   Smith Breeden Short Duration U.S. Government Fund (the "Short Fund", formerly named the Smith Breeden Short Duration U.S. Government Series) seeks a high level of current income
consistent  with low volatility of net asset  value.   The
Short Fund seeks to match the interest-rate risk of a portfolio that invests exclusively in six month U.S.
Treasury securities  on a constant maturity  basis.   The
dollar weighted average maturity of the Fund's securities may at times significantly exceed six months.

   Smith Breeden Intermediate Duration U.S. Government Fund (the "Intermediate Fund", formerly named the Smith Breeden Intermediate Duration U.S. Government Series) seeks a total return in excess of the total return of the major market indices for mortgage-backed securities. The major market indices for mortgage-backed securities currently include, but are not limited to, the Salomon Brothers Mortgage Index and the
Lehman Brothers Mortgage Index. These indices include all outstanding government sponsored fixed-rate mortgage backed securities, weighted in proportion to their current
market capitalization.   The duration, or interest-rate
risk, of these indices is similar to that of intermediate term U.S. Treasury Notes, and typically will range between three and five years. The Intermediate Fund consistently seeks to achieve a volatility of net asset value similar to that of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major mortgage market indices.

   An investment in any of the Funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that any of the Funds will meet their investment objectives. This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read this Prospectus carefully and keep
it for future reference.   A  Statement of Additional
Information, dated July 23, 1997, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission with respect to each Fund and is available on the Commission's Web site (http://www.sec.gov).
The Statements of Additional Information, which may be revised from time to time, contain further information about the Funds, and are available without charge by writing to the Funds at 100 Europa Drive, Chapel Hill, North Carolina 27514 or by calling 1-800-221-3138. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.

                          TABLE OF CONTENTS
Expense Table	                                           1
Financial Highlights--Equity Plus Fund		           3
Financial Highlights--Short Fund		           4
Financial Highlights--Intermediate Fund		           5
Smith Breeden Mutual Funds			           6
Investment Objectives, Policies and Risk Considerations	   6
Other Investment Practices and Risk Considerations	   18
Management of the Funds					   21
Pricing of Fund Shares					   26
How to Purchase Shares					   26
How to Exchange Shares					   29
How to Redeem Shares					   30
Dividends and Distributions				   33
Shareholder Reports and Information			   34
Retirement Plans					   35
Service and Distribution Plans				   35
Taxes							   35
Capital Structure					   36
Transfer, Dividend Disbursing Agent, Custodian and
  Independent Accountants                                  37
Fund Performance					   37


No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by
the  Funds.   The Prospectus does not constitute an offering
by the Funds in any jurisdiction in which such offering may not be lawfully made.

                         EXPENSE TABLE

   The   following   table  is  designed  to  assist   you   in
understanding the expenses you will bear as a shareholder of
the  Funds.   Shareholder Transaction Expenses  are  charges
that you pay when buying or selling shares of a Fund. Annual Fund Operating Expenses are paid out of a Fund's
assets   and   include   fees  for   portfolio   management,
maintenance of shareholder accounts, shareholder servicing, accounting and other services. The expenses shown below are based on each Fund's expenses for the past fiscal year.

                                   Equity
				   Plus	     Short     Intermediate
                                   Fund      Fund       Fund
Shareholder Transaction Expenses
     Maximum  Sales  Load  Imposed
     on Purchases                  None       None     None

Maximum Sales Load Imposed on
     Reinvested  Dividends          None       None     None
Deferred Sales Load Imposed on
Redemptions                         None       None     None
Redemption Fees1                    None       None     None
Exchange Fees                       None       None     None
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees2                    0.70%      0.70%    0.70%

Other  Expenses
(net of reimbursement)              0.18%      0.18%	0.18%

Total Fund Operating Expenses
(net of reimbursement)3             0.78%      0.88%	0.88%

     _____________________________
1 A transaction cost of $9 may be imposed on redemptions by wire transfer.

2       Pursuant to a distribution and services plan in respect
     of each Fund, the Adviser may pay annual distribution and servicing fees of up to 0.25% of each of the Fund's net assets out of its management fee. See "Service and Distribution Plans."

3       The Other Expenses in the table and Total Fund
     Operating Expenses reflect undertakings by the Adviser to bear expenses of each of the Funds and/or waive its fees to the extent necessary to limit Total Fund
     Operating Expenses to 0.78% for the Short Fund and
     0.88% for each of the Equity Plus Fund and Intermediate Fund through August 1, 1998. Absent the expense limitation, Other Expenses and Total Fund Operating Expenses would be 0.23% and 0.93% for the Short Fund, 0.46% and 1.16% for the Intermediate Fund, and 1.90% and 2.60% for the Equity Plus Fund.
   The following examples illustrate the expenses that apply to or no redemption at the end of each time period. Except as noted in the table above, the Funds charge no redemption fees.

     Short Duration Fund

     1 Year    3  Years   5 Years    10 Years

     $ 6       $   18      $  31      $67

     Intermediate Duration Fund and Equity Plus Fund

     1 Year    3  Years   5 Years    10 Years

     $ 7       $   21      $  35      $75

These examples are based on the annual operating expenses shown above and should not be considered a representation of past or future expenses or performance.
Actual expenses may be  greater  or  less than those shown.
The annual  rate of return may be more or less than 5%.

   The  Funds  may  be recommended to investors  by
registered investment advisors.  Such advisors customarily
impose  fees that would be in addition to any fees and
expenses presented in  the above table.  Certain broker-
dealers may also charge a fee for purchase or redemption
of shares through  their network.   Neither the Funds, nor
the Adviser, exercise any control over such advisory or broker-dealer fees and may not be informed of the level of such fees.


                                      EQUITY PLUS FUND
                                 FINANCIAL HIGHLIGHTS
                    FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
   The following selected per share data and ratios cover the fiscal periods from June 30, 1992, the date the Fund commenced operations, through March 31, 1997, and are a part of the Fund's financial statements, which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Fund's most recent annual audited financial statements and the report of Deloitte & Touche LLP thereon which appear in the Fund's Statement of Additional Information.

   Selected Financial Data
                               Year Ended     Year Ended    Year Ended    Year Ended    Period Ended
                                March 31,     March 31,     March 31,      March 31,     March 31,
                                  1997         1996         1995          1994           1993
Net Asset Value,
Beginning of Period            $12.27         $10.84       $9.88          $10.85	 $10.00
Income From Investment
Operations
Net investment income           0.592          0.615        0.568          0.476          0.355
Net realized and unrealized
gain (loss) on investments      1.813          2.768        1.081          (0.216)        1.281
Total from investment
operations                      2.405          3.383        1.649          0.260          1.636
Less Distributions
Dividends from net
investment income              (0.590)        (0.583)      (0.568)        (0.472)	 (0.311)
Dividends in excess of net
investment income                   --        --           (0.001)        --             --
Distributions from net
realized gains on investments  (1.525)        (1.370)      (0.047)        (0.701)	 (0.420)
Distributions in excess of
net realized gains
on investments                   --             --         (0.073)        (0.057)	 (0.055)
Total distributions            (2.115)        (1.953)      (0.689)        (1.230)	 (0.786)
 .
Net Asset Value,
End of Period                 $12.56         $12.27       $10.84         $9.88          $10.85
Total Return                   21.41%         32.30%       17.18%         2.19%          22.59%*
Ratios/Supplemental Data
Net assets, end of period   $13,507,377    $4,766,534    $2,107,346    $1,760,519      $903,846
Ratio of expenses to average
net assets
  Before expense limitation     2.60%          4.58%        7.75%          7.08%          28.48%*
  After expense  limitation     0.88%          0.90%        0.90%          0.90%          0.57%*
Ratio of net income to
average net assets
  Before expense limitation     3.58%          1.85%        0.59%          1.84%	 (22.63%)*
  After expense  limitation     5.30%          5.53%        7.44%          8.02%          5.28%*
Portfolio turnover rate         182%           107%              120%      119%           271%
* Annualized
Additional  performance information is presented in the  Fund's  Annual  Report, which is available without charge upon request.

                                    SHORT DURATION FUND
                                 FINANCIAL HIGHLIGHTS
                    FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

   The following selected per share data and ratios cover the fiscal periods from March 31, 1992, the date the Fund commenced operations, through March 31, 1997 and are a part of the Short Fund's financial statements which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Short Fund's most recent
annual  audited   financial statements and the report of Deloitte & Touche LLP thereon which appear  in  the Fund's Statement of Additional Information.

   Selected Financial Data
                               Year Ended     Year Ended    Year Ended    Year Ended    Period Ended
                                March 31,     March 31,     March 31,      March 31,     March 31,
                                1997           1996          1995           1994           1993
Net Asset Value,
Beginning of Period              $9.74          $9.90        $9.90          $10.00         $10.00
Income From Investment
Operations
Net investment income            0.476          0.621        0.628          0.432          0.552
Net gain (loss) on securities
 (both realized and unrealized)  0.146          (0.148)      --             (0.070)        0.002
Total from investment operations 0.622          0.473        0.628          0.362          0.554
Less Distributions
Dividends from net investment
 income                         (0.476)        (0.621)      (0.628)        (0.462)	  (0.554)
Dividends in excess of net
 net investment income          (0.056)        (0.012)      --             --             --
Total distributions             (0.532)        (0.633)      (0.628)        (0.462)	  (0.554)
Net Asset Value, End of Period  $9.83          $9.74        $9.90          $9.90	 $10.00
Total Return                     6.57%          4.95%        6.58%          3.67%          5.67%
Ratios/Supplemental Data
Net assets, end of period    $118,988,609   $221,825,136  $218,431,665  $218,167,491
Ratio of expenses to average
net assets
  Before expense limitation   0.93%          0.93%        0.92%          1.00%          2.58%
  After expense  limitation   0.78%          0.78%        0.78%          0.78%          0.78%
Ratio of net income to
average net assets
  Before expense limitation   4.90%          6.13%        6.18%          3.95%          2.73%
  After expense  limitation   5.04%          6.29%        6.33%          4.17%          4.53%
Portfolio turnover rate       556%           225%         47%            112%           3%

Additional performance information is presented in the Short Fund's Annual Report, which is available without charge upon request.


                              INTERMEDIATE DURATION FUND
                          FINANCIAL HIGHLIGHTS
              FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

   The following selected per share data and ratios cover the fiscal periods from March 31, 1992, the date the Fund commenced operations, through March 31, 1997 and are a part of the Intermediate Fund's financial statements which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Intermediate Fund's most recent annual audited financial statements and the report of Deloitte & Touche LLP thereon which appear in the Fund's Statement of Additional Information.

   Selected Financial Data
                               Year Ended     Year Ended    Year Ended    Year Ended    Period Ended
                                March 31,     March 31,     March 31,      March 31,     March 31,
                                  1997           1996          1995          1994           1993
Net Asset Value,
Beginning of Period               $10.01         $9.83        $10.01         $10.62         $10.00
Income From Investment
Operations
Net investment income              0.599          0.660        0.664          1.05           0.826
Net gain (loss) on securities
 (both realized and unrealized)   (0.024)         2.77        (0.049)        (0.601)         0.621
Total from investment operations   0.575          0.937        0.615          0.449          1.447
Less Distributions
Dividends from net investment
income                            (0.604)        (0.656)      (0.664)        (1.044)	    (0.826)
Dividends in excess of net
investment income.......	    ----	  -----	      (0.108)        ----            ---
Distributions from net
realized gains on investments      (0.251)        (0.101)       --           (0.015)         --
Distributions in excess of
net realized gains on investments     --             --       (0.022)         --	     ---
Total distributions                (0.855)        (0.757)     (0.794)        (1.059)        (0.826)
Net Asset Value, End of Period      $9.73         $10.01      $9.83          $10.01         $10.62
Total Return                         5.92%          9.69%      6.10%          4.11%          14.93%
Ratios/Supplemental Data
Net assets, end of period       $37,735,525   $36,446,940   $34,797,496    $6,779,666	   $2,923,913
Ratio of expenses to average
net assets
  Before expense limitation         1.16%          1.14%        2.33%          2.34%          17.52%
  After expense  limitation         0.88%          0.90%        0.90%          0.90%           0.82%
Ratio of net income to
average net assets
  Before expense limitation         5.92%          6.26%        4.77%          6.30%          (8.52%)
  After expense  limitation         6.19%          6.49%        6.20%          7.74%          8.18%
Portfolio turnover rate             409%           193%         557%           84%            42%

Additional performance information is presented in the Intermediate Fund's Annual Report, which is available without charge upon request.
                      SMITH BREEDEN MUTUAL FUNDS

   The Short and Intermediate Funds are funds of the Smith Breeden Series Fund (the "Series Fund"), an open-end diversified management investment company. The Equity Plus Fund is currently the only fund of the Smith Breeden Trust (the "Trust"), an open-end diversified management investment company.

   Smith Breeden Associates, Inc. ("Smith Breeden" or the "Adviser") acts as investment adviser to the Funds. Smith Breeden is a money management and consulting firm founded in 1982 whose clients include pension funds, financial institutions, corporations, government entities, and charitable foundations. The firm specializes in mortgage securities, interest-rate risk management, and the application of option pricing to investments and banking. Smith Breeden currently advises assets totaling over $20 billion.

    INVESTMENT OBJECTIVES, POLICIES, AND RISK CONSIDERATIONS

   Each of the Funds has a different investment objective and different investment policies, and is designed to meet different investment needs.

   The investment objectives and certain investment policies of the Short and Intermediate Funds are fundamental and may not be changed without a vote of shareholders of the relevant
Fund. The investment objective of the Equity Plus Fund is not fundamental, and may be changed without a vote of the majority of the shareholders of the Equity Plus Fund. Shareholders of the Equity Plus Fund will receive a written notification at least thirty days prior to any change in the Equity Plus Fund's investment objective. If such a change in the investment objective of the Equity Plus Fund occurs, such changes may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of their investment in the Equity Plus Fund.

   Since shares of each Fund represent an investment in securities with fluctuating market prices, the net asset value per share of each Fund will vary as the aggregate value of a Fund's portfolio securities increases or decreases. Due to the risks inherent in all investments, there can be no assurance that the objectives of the Funds will be met. The descriptions that follow are designed to help you choose the Fund or combination of Funds that best fits your investment objectives.

   Short Fund

The Short Fund's investment objective is to provide investors with a high level of current income, consistent with a volatility of net asset value similar to that of a portfolio which invests exclusively in six-month U.S. Treasury securities on a constant maturity basis. There is no assurance that the Short Fund will be able to maintain a low volatility of net asset value.
   The Short Fund will seek its investment objective by investing, under normal circumstances, at least 70% of its total assets in U.S. Government Securities. The Fund will also invest in fixedrate and adjustable-rate mortgage-backed securities issued by nongovernmental issuers. The Fund may hold a portion of its assets in money market instruments and in time and savings deposits (including fixed-rate or adjustable certificates of deposit) in commercial banks or institutions whose accounts are insured by the FDIC, BIF or SAIF.

   Under normal circumstances the Short Fund will seek to achieve an interest-rate risk or option-adjusted duration similar to that of a six-month U.S. Treasury security on a constant maturity basis. However, the Short Fund expects that, under normal circumstances, the dollar-weighted average life (or period until the next reset date) of its portfolio securities will be longer than six months, sometimes significantly longer.

   The Adviser believes that by investing in mortgage securities from a variety of market sectors on a selective basis and adjusting the overall option-adjusted duration of the portfolio to approximate that of a six-month U.S. Treasury security, the Short Fund will achieve a more consistent and less volatile net asset value than is characteristic of mutual funds that invest primarily in mortgage securities paying a fixed rate of interest or those that invest exclusively in adjustable-rate mortgage securities. The securities in which the Short Fund may invest may not yield as high a level of income as other securities in which other funds may invest. However, such higher yielding securities may be more volatile and may be issued by less creditworthy entities.

   Intermediate Fund

The Intermediate Fund's investment objective is to provide investors with a total return in excess of the total return of the major market indices for mortgage-backed securities.

   The Intermediate Fund will seek its investment objective by investing, under normal circumstances, at least 70% of its total assets in U.S. Government Securities. The Fund will also invest in fixedrate and adjustable rate mortgage-backed securities issued by nongovernmental issuers. The Fund may hold a portion of its assets in money market instruments and in time and savings deposits (including fixed-rate or adjustable-rate certificates of deposit) in commercial banks or institutions whose accounts are insured by the FDIC, BIF, or SAIF.

   The major market indices for mortgage-backed securities currently include, but are not limited to, the Salomon Brothers
Mortgage Index and the Lehman Brothers Mortgage Index.
These indices include all outstanding government sponsored fixed-rate mortgagebacked securities, weighted in proportion to their current market capitalization. Total return is the change in value of the investment, assuming reinvestment of all distributions. Under normal circumstances, the Intermediate Fund will seek to achieve an interest-rate risk or option-adjusted duration (see below) similar to that of a -7-
portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices. The duration, or interest-rate risk, of these indices is similar to the that of intermediate-term U.S. Treasury Notes, and typically will range between three and five years. When market interest rates decline, the value of a portfolio invested in intermediate-term fixed-rate obligations can be expected to rise. Conversely, when market interest rates rise, the value of a portfolio invested in intermediate-term fixed-rate obligations can be expected to fall.

   There is no assurance that the Intermediate Fund will be able to maintain a total return in excess of the total return of major market indices for mortgage-backed securities, or that it will match the interest rate risk of a portfolio investing exclusively in these securities.

   U.S. Government Securities. The U.S. Government Securities in which the Funds may invest include U.S. Treasury Bills, Notes, Bonds, discount notes and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities including, but not limited to, the Government National
Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage
Corporation ("FHLMC"). (Other U.S. Government agencies or instrumentalities include Federal Home Loan Banks, Bank for Cooperatives, Farm Credit Banks, Tennessee Valley Authority, Federal Financing Bank, Small Business Administration, and Federal Agricultural Mortgage Corporation.) It is anticipated that the Funds will invest substantially all of their assets in FNMA, FHLMC, and GNMA mortgage-backed certificates and other U.S. Government Securities representing ownership interests in mortgage pools.

   Privately-issued Mortgage Backed Securities.   The Short
and Intermediate Funds may invest in fixed-rate and adjustable-rate mortgage-backed securities issued by private originators of, or investors in, mortgage loans issued by private entities that are rated AAA by Standard & Poor's
("S&P") or Aaa by Moody's Investors Service ("Moody's"), or, if unrated, determined by the Adviser to be of comparable quality. The Short and Intermediate Funds will not pay any additional fees for credit support and will not invest in private mortgage pass-through securities unless they are rated AAA by S&P or Aaa by Moody's, or are unrated but deemed to be of comparable credit quality by the Adviser. In addition, the Short and Intermediate Funds will only purchase mortgage-backed securities which constitute "Mortgage Related Securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

   Option-adjusted Duration. Option-adjusted duration is a measure of the price sensitivity of a portfolio to changes in interest rates. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas option-adjusted duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are -8-
affected by prepayments and by changes in interest rates. In computing the duration of a Fund's portfolio, the Adviser will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of changes in interest rates on prepayments and coupon flows. The Adviser may use certain hedging techniques (as described in more detail in Appendix A) to lengthen or shorten the option-adjusted duration of a Fund.

   Fundamental Policies. As a matter of fundamental policy, the Short and Intermediate Funds will limit purchases to the following classes of assets:

 1. Securities issued directly or guaranteed by the
    U.S. Government or its agencies or instrumentalities;
 2. Mortgage-Backed Securities rated AAA by S&P or Aaa by Moody's or unrated but deemed of equivalent quality by the Adviser;
 3. Assets fully collateralized by assets in either of the
    above classes;
 4. Assets which would qualify as liquidity items under federal regulations if held by a commercial bank or savings institution; and
 5. Hedge instruments, which may only be used for risk
    management purposes.   Any securities described in the
    "Hedging" section and any stripped Mortgage-Backed Securities may only be used for risk management purposes.

   Equity Plus Fund

The Equity Plus Fund seeks to provide a total return exceeding the Standard & Poor's Composite Stock Price Index (the "S&P 500 Index") without additional equity market risk. The Fund does not invest principally in the common stocks that make up the S&P 500 Index or any other index. The Fund utilizes index futures contracts and equity swap contracts to track the return of the S&P 500 Index, and invests substantially all of its assets in fixed-income securities and related hedging and other
instruments.   Whether the Fund's total return equals or
exceeds the performance of the S&P 500 Index depends on whether the total return on the Fund's fixed-income investments equals or exceeds the Fund's total operating expenses, as well as other factors.

The S&P 500 Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's, which is not a sponsor of or in any other way affiliated with the Fund, chooses the 500 stocks included in the S&P 500 Index on the basis of market value and industry diversification. The S&P 500 Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

   The Equity Plus Fund seeks its objective by dividing its portfolio into two segments: an "Equity Simulation Segment" and a "Fixed Income Segment." Through the Equity Simulation Segment, the Fund invests in a combination of equity swap contracts, futures contracts on the S&P 500 Index and on other stock indices, including, but not limited to, the -9-
New York Stock Exchange Composite Index, and common stocks whose return (before deducting allocated costs) is expected to track movements in the S&P 500 Index. By employing this strategy, the Equity Plus Fund seeks to achieve the same investment opportunity and risk profile for the Equity
Simulation Segment as that of a hypothetical portfolio, equal in size to the Fund, invested in the common stocks comprising the S&P 500 Index in proportion to their respective weight in the S&P 500 Index. In the Equity Simulation Segment, the Equity
Plus Fund expects its use of stock index futures other than S&P 500 stock index futures to be minimal.

   Through the Fixed Income Segment, the Fund invests in fixed-income securities and uses related hedging techniques such as futures, options, floors, caps and swaps. The Fixed-Income Segment will invest substantially all of its assets in U.S.
Government Securities (as defined above), and may also invest in bank certificates of deposit, corporate debt obligations, and mortgagebacked and other asset-backed securities of non-governmental issuers. The Fund may also engage in loans of portfolio securities, dollar rolls, and reverse repurchase agreements to enhance income and total return. With these investments, the Fund seeks to generate income (consisting primarily of interest income) and gains which exceed the total costs of operating the Fund (including the costs associated with the Equity Simulation Segment). Thus, whether the Fund's total return equals or exceeds the performance of the S&P 500 Index depends on whether the total return on the Fund's Fixed-Income Segment equals or exceeds the Fund's total operating expenses, as well as other factors described below.

   The Equity Simulation Segment's actual opportunities for gain or loss may be greater than a hypothetical portfolio invested in the stocks comprising the S&P 500 Index depending upon the Fund's exposure to the S&P 500 Index, which could at times be higher or lower than the Fund's total assets. For example, the total net notional amount of the Fund's equity swap contracts, S&P
500 or other stock index futures plus the market value of common stocks owned by the Fund may exceed the Fund's total net assets as a result of purchases and redemptions of Fund shares. In addition, since S&P 500 Index futures can only be purchased for specific amounts, the Fund might not be able to match accurately a notional amount of futures contracts to the Fund's total net assets. Under normal market conditions, the Fund expects that such variations in S&P 500 Index exposure will generally be up to 5% greater or less than the Fund's total net assets. Also, the ability of the Equity Simulation Segment of the Fund's portfolio to replicate the investment opportunity and risk profile of a hypothetical stock portfolio may be diminished by imperfect correlations between price movements of the S&P 500
Index with price movements of S&P 500 and other stock index futures and/or the common stocks purchased by the Fund. In addition, the purchase and sale of common stocks and S&P 500 and other stock index futures involve transaction costs. Equity swap contracts require the Fund to pay interest on the notional amount of the contract. Therefore, assuming the Fund has successfully tracked the movement of the S&P 500 Index, the Fund will outperform the S&P 500 Index only if the total net return on the Fixed Income Segment of the Fund's portfolio exceeds the sum of (to the extent applicable) (1) the Fund's transaction costs -10-
on S&P 500 and other stock index futures and common stock transactions, (2) the interest payments under the Fund's equity swap contracts and (3) the Fund's operating expenses as described more fully under "Management of the Fund."

   Equity Swap Contracts. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker-dealer. The counterparty generally agrees to pay the Fund the amount, ifany, by which the notional amount of the equity swap contract would have increased in value had it been invested in the basket of stocks comprising the S&P 500 Index, plus the dividends that would have been received on those stocks. The
Fund agrees to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the equity swap contract plus the amount,if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index (as if the Fund had invested the notional amount in stocks comprising the S&P 500 Index) less the interest paid by the Fund on the notional amount.
The Fund will enter into equity swap contracts only on a net basis, i.e., where the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term. If there is default by the counterparty to an equity swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the equity swap contract counterparties will be able to meet their obligations or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to these contracts. The Fund will closely monitor the credit of equity swap contract counterparties in order to minimize this risk. The Fund will not use equity swap contracts for leverage.

The Fund may from time to time enter into the opposite  side of equity swap contracts (i.e., where the Fund is obligated to pay the increase (net of interest) or receive the decrease (plus interest) on the S&P 500 Index) to reduce the amount of the
Fund's equity market exposure.   These positions are sometimes
referred to as "reverse equity swap contracts".

   The Equity Plus Fund will not enter into any equity swap contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's Investors Service, Inc.
("Moody's") or Standard & Poor's ("S&P"). In addition, the staff of the SEC considers equity swap contracts and reverse equity swap contracts to be illiquid securities. Consequently, while the staff maintains this position, the Fund will not invest in equity swap contracts or reverse equity swap contracts if, as a result of the investment, the total value of such investments together with that of all other illiquid securities which the Fund owns would exceed 15% of the Fund's total assets.

The Adviser and the Equity Plus Fund do not believe that the -11-
Fund's obligations under equity swap contracts or reverse equity swap contracts are senior securities, so long as such a segregated account is maintained, and accordingly, the Fund will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap contract and each reverse equity swap contract will be accrued on a daily basis, and an amount of cash, U.S. Government Securities or other liquid high quality debt securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

S&P 500 Index and Other Stock Index Futures. S&P 500 and other stock index futures represent contracts to buy a number of units of the S&P 500 Index or some other stock index at a specified future date at a price agreed upon when the contract is made. Upon entering into a contract, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities, generally not exceeding 5% of the face amount of the contract. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin", will be made on a daily basis as the value of the futures contract fluctuates.

   Purchased futures contracts may be closed out only by entering into a futures contract sale with the same terms as the contract to be closed out on the futures exchange on which the futures are traded. The liquidity of the market in futures contracts could be adversely affected by daily price fluctuation limits established by an exchange which limit the amount of fluctuation in the price of a futures contract during a single trading day. In such case, it may not be possible for the Fund to close out its futures contract position, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.
The Fund will not use futures contracts for leverage.

The Equity Plus Fund will not purchase S&P 500 or other stock index futures, except for bona fide hedging purposes, if as a result the Fund's aggregate initial margin deposits and premiums would be greater than 5% of the Fund's total assets. In addition to margin deposits, when the Fund purchases an S&P 500 or other stock index futures contract, it is required to maintain at all times while the contract is held by the Fund, cash, U.S. government securities or other appropriate securities in a segregated account with its Custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current delivery or cash settlement value of the futures contract. The amounts on deposit will constitute a portion of the Fund's Fixed Income Segment.

Common  Stocks.   When index futures contracts and/or  equity
swap contracts are, in the judgment of the Adviser, overpriced relative to the common stocks underlying the S&P 500 Index, the Fund may invest directly in the common stocks represented by -12-
the S&P 500 Index. The Fund will not own all 500 issues, but will attempt to purchase a basket of common stocks which the Adviser expects will, on average, match movements in the S&P
500 Index.   Subject to limits on the Fund's investments in
other investment companies, the Fund may also invest in these stocks indirectly by purchasing interests in asset pools investing in such stocks. To the extent that the Fund purchases interests in other investment companies, shareholders of the Fund may be subject to a layering of expenses because they may indirectly bear a proportionate share of the expenses of such investment companies (including advisory fees) in addition to bearing the direct expenses of the Fund.

   Fixed Income Instruments. At the time of purchase, with the exception of mortgage-backed and asset-backed securities, the Fund's Fixed Income Segment's investments will be of investment grade (rated at least Baa by S&P or BBB by Moody's), or, if unrated, determined by the Adviser to be of comparable quality. Its investment in mortgage-backed and other asset-backed securities will be rated at least A by Moody's or S&P. Securities rated Baa and BBB or below have certain speculative characteristics, and are more susceptible to adverse changes in circumstances and economic conditions than higher rated fixed income securities. The Adviser will monitor the Equity Plus Fund's investments in fixed income securities and will cause the Equity Plus Fund to dispose of any such security whose rating is reduced to below investment grade. Example. Set forth below is an example of how the Equity Plus Fund might invest a $100 million portfolio:

1. Enter into an equity swap contract with a notional amount of $50 million;
2. Purchase S&P 500 index futures contracts with a total contract value of $45 million; and
3. Purchase $5 million worth of common stocks comprising the S&P 500 Index in proportion to their respective weightings in the S&P 500 Index.

   Because equity swap contracts and futures contracts may generally be initially entered into without making cash payments, the Fixed Income Segment would invest $95 million in various fixed income securities with appropriate hedging strategies. If, during the course of the year, the stocks comprising the S&P 500 Index appreciate 10% on average and pay a 4% dividend, and if the interest on the equity swap contract's notional amount is 6%, at the end of the year the following would occur:

1. The counterparty to the equity swap contract would be required to pay the Fund $4 million ($7 million appreciation and dividends minus $3 million interest);
2. The S&P 500 index futures contract would be closed out at a gain of $3.6 million ($6.3 million S&P 500 Index appreciation less $2.7 million for the S&P 500 Futures implicit cost of carry);
3. Dividend income and gain on the common stocks would total $0.7 million and in sum;
4. The Equity Simulation Segment's return, before related operating expenses, would total $8.3 million dollars or 8.3%.

   The Fund's total operating expenses (other than brokerage expenses and the interest on the notional amount of the equity swap contract as described above) are 0.88% of total net assets,
or $0.88 million dollars.   After  consideration  of  these
expenses, the Equity Simulation Segment's return would total 7.42%. Therefore, the Fund would achieve a total return equal to the S&P 500 Index only if the Fixed Income Segment has a total return equal to 6.93% per annum. If the Fixed Income Segment achieves this result, then the Fund's total net assets would be $114 million - an increase of 14% and a total return equal to the S&P 500 Index. If the Fixed Income Segment's total return is greater or less than 6.93% per annum, the Fund's total return would, in turn, be greater or less than the S&P 500 Index.


   Characteristics and Risks of the Securities in which the Short and Intermediate Funds and Fixed Income Segment of the Equity
Plus Fund Invest

Mortgage-Backed and Other Asset-Backed Securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are collateralized by and payable from, mortgage loans secured by real property. The term "mortgage-backed securities," as used herein, includes adjustable-rate mortgage securities, fixed-rate mortgage securities, and derivative mortgage products such as collateralized mortgage obligations, stripped mortgage-backed securities and other instruments described below.

There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and
(iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

The Equity Plus Fund may invest in other mortgage-backed and asset-backed securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, but are not limited to, pools of automobile loans, educational loans and credit card receivables.

   Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to their underlying
assets.   Unlike traditional debt securities, which may pay a
fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the -14-
backed securities can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. Prepayments of mortgages, which underlie securities purchased at a premium, could result in capital losses because the premium may not have been fully amortized at the
time the obligation is  prepaid.   In addition, like other
interest-bearing securities, the values of mortgage-backed securities generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature.
In order to hedge against possible prepayment, the Funds may purchase certain options and options on futures contracts as described more fully in Appendix A.

   Adjustable-Rate Securities.   Adjustable-rate securities
have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable-rate securities are backed by pools of mortgage loans. The Short and Intermediate Funds will only invest in adjustable-rate securities backed by pools of mortgage loans ("ARMs"). The Fixed Income
Segment of the Equity Plus Fund may invest in adjustable-rate securities backed by assets other than mortgage pools.

Although the rate adjustment feature may act as a buffer to reduce large changes in the value of adjustable-rate securities, these securities are still subject to changes in value based on changes in market interest rates or
changes in the issuer's creditworthiness.   Because the interest
rate is reset only periodically, changes in the interest rate on adjustable-rate securities may lag changes in prevailing market interest rates. Also, some adjustable-rate securities (or the underlying mortgages or other underlying loans or receivables) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable-rate securities are less likely than non-adjustable-rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Adjustable-rate securities are also subject to the prepayment risks associated generally with mortgage-backed securities.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series, which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. Payments of interest or principal on some classes or series of CMOs may be subject to contingencies, or some classes or series may bear some or
all of the risk of default on the underlying mortgages.   CMOs
of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pools are repaid. In the event of sufficient early prepayments on such mortgages, the -15-
class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of a CMO held by the Funds would have the same effect as the prepayment of mortgages underlying
a mortgage-backed pass-through  security.   Another type of CMO
is a real estate mortgage investment conduit ("REMIC") which qualifies for special tax treatment under the Internal
Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

   CMOs also include securities representing the interest in
any excess cash flow and/or the value of any collateral remaining after the issuer has applied cash flow from the underlying mortgages or mortgage-backed securities to the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer ("Residuals"). Residuals have value only to the extent that income from such underlying mortgages or mortgage-backed securities exceeds the amounts necessary to satisfy the issuer's debt obligations represented by all other outstanding classes or series of the CMOs. In addition, if a CMO bears interest at an adjustable-rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon
which the rate adjustments are based.   As a non-fundamental
policy (meaning it can be changed without the vote of the shareholders), the Short and Intermediate Fund will not invest in Residuals.

   In reliance on an interpretation by the Securities and Exchange Commission ("SEC"), the Funds' investments in certain qualifying CMOs and REMICs are not subject to the 1940 Act's limitations on acquiring interests in other investment companies. (See "Investment Restrictions" in the Statement of Additional Information with respect to each Fund.) CMOs and REMICs issued by an agency or instrumentality of the U.S. Government are considered U.S. Government securities for the purposes of this Prospectus.

   Stripped  Securities ("STRIPS").   The Funds may invest in
STRIPS. The Short and Intermediate Funds may invest only in stripped mortgage-backed securities ("SMBS") which are STRIPS represented by derivative multi-class mortgage securities. In addition to SMBS issued by the U.S. Government, its agencies or instrumentalities, the Short and Intermediate Funds may purchase SMBS issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these entities. However, the Short and Intermediate Funds will purchase only SMBS that are collateralized by mortgage-backed securities that are issued or guaranteed by the
U.S. Government or its agencies or instrumentalities.   The
Equity Plus Fund may invest in STRIPS collateralized by other fixed income securities, including other types of asset-backed securities.

   STRIPS are usually structured with two classes that
receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of
STRIP will have one class receiving all of the interest from the
underlying assets ("interest-only" or "IO" class), while the other class will receive all of the principal ("principal-only"
or "PO" class). However, in some instances, one class will
receive some of the interest and most of the principal while the other class will receive most  of the  interest and the
remainder of the principal.   STRIPS are unusually volatile
in response to changes in interest rates.   The yield to
maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by S&P or Moody's, respectively. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques, as described below in "Hedging Instruments" and in Appendix A. In addition, the secondary market for STRIPS may be less liquid than that for other mortgage-backed or asset-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

   The Adviser expects that IO SMBS will be purchased by the Short
and Intermediate  Funds for their hedging characteristics.   Such
SMBS will reduce the variance of the Funds' respective net asset values from their targeted option-adjusted durations. Under no circumstances will the Short or Intermediate Funds purchase SMBS if such purchase would cause SMBS to exceed 5% of the assets of a Fund.

   New instruments and variations of existing mortgage-backed securities continue to be developed. The Funds may invest in any such instruments or variations to the extent consistent with their investment objectives and policies and applicable regulatory requirements.

   Zero Coupon Securities. The Funds may also invest in "zero coupon" securities, which are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

   The Funds are required to accrue and distribute income from zero coupon securities on a current basis, even though a Fund does not receive the income currently. Thus, a Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

   Credit  Risks.   While certain U.S. Government securities such
as U.S. Treasury obligations and GNMAs are backed by the  full
faith and credit of the U.S. Government, other securities in which the Funds may invest are subject to varying degrees of risk of default. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed and asset-backed securities, the ability of the mortgagor or other borrower to meet its obligations. The Short and Intermediate Funds will seek to minimize this credit risk by investing in securities of the highest credit quality instruments, while the Equity Plus Fund will seek to minimize this risk of default by investing in securities of investment grade. The individual securities continue to be subject to the risk that their prices can fluctuate, in some cases significantly, due to changes in prevailing interest rates.

   Hedging Instruments.   The Funds may employ  certain
active management techniques to achieve their duration objectives and to hedge the interest-rate risks associated with their fixed-income securities in accordance with such objectives. Since some of the securities may have longer or shorter durations than a Fund's specified duration objectives, hedging may be required to either lengthen or shorten the duration of a Fund's portfolio. The Funds will seek continually to manage duration within a narrow range.

   The Funds intend to use hedging transactions primarily to protect against interest-rate fluctuations, not as speculative
transactions.   The Funds may also use hedging transactions as
a temporary substitute for purchasing particular securities.
EacH Fund may enter into mortgage and interest-rate swaps, purchase or sell interest-rate floors, caps or collars, enter into interestrate futures contracts and related options, and engage in short sales to hedge against interest rate fluctuations.
In addition, the Funds may use SMBS to better maintain their respective targeted option-adjusted durations.

   There can be no assurance that the hedging techniques employed by the Funds will be successful. As a result, the Funds may not achieve, and may at times exceed, their targeted option-adjusted duration. The Funds' hedging techniques may not be successful because the Adviser's computation of option-adjusted duration is based on estimates of expected prepayment rates, valuation of homeowners' prepayment options, and the correlation of changes in the market prices of the securities and the hedge instruments owned by the Funds.

   Any or all of these techniques may be used at one time. Use of any particular transaction is a function of market conditions.
The hedging transactions that the Funds currently contemplate using are described in detail in Appendix A, including a discussion of their respective risks.

       OTHER INVESTMENT PRACTICES AND RISK CONSIDERATIONS

   The Funds may also engage in the following investment practices for hedging purposes or to increase investment returns, each of which may involve certain special risks. The Statement of Additional Information for each Fund contains more detailed information about these practices, including limitations designed to reduce these risks.

   Securities Loans, Repurchase Agreements and Forward Commitments. The Funds may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Funds if the other party should default on its obligations and a Fund is delayed in or
prevented from recovering the collateral.   None of the Funds
will lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the total asset value (including such loans). The Funds will only enter into repurchase agreements with or lend securities to (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided such banks or dealers meet the creditworthiness standards established by the Board of Trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Board of Trustees.

   The Funds may also purchase securities for future delivery, which may increase overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, U.S. Government securities or other liquid high grade debt securities equal to at least 100% of the value of the when-issued or forward commitment securities will be established and maintained with the Funds' custodian. Subject to this requirement, the Funds may purchase securities on such basis without limit. Settlements in the ordinary course, which may be substantially more than three business days for mortgage-backed securities, are not treated as when-issued or forward commitment transactions, and are not subject to the foregoing limitations, although some of the risks described above may exist.

   Reverse Repurchase Agreements, Dollar Roll Agreements
and Borrowing. In order to increase income, the Funds may enter into reverse repurchase agreements or dollar roll agreements with commercial banks and registered broker-dealers in amounts up to 33 1/3% of their assets. The Short and Intermediate Funds may only enter into these transactions with commercial banks and registered broker-dealers which
are also Qualified Institutions.   The Statement of Additional
Information for each Fund contains a more detailed explanation
of these practices.   Reverse repurchase agreements and dollar
rolls are considered borrowings by a Fund and require segregation of assets with a Fund's custodian in an amount equal to the Fund's
obligations pending completion of such transactions.   Each
Fund may also borrow money from banks in an amount up to 33 1/3% of a Fund's total assets to realize investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. Borrowing from banks usually involves certain transaction and ongoing costs and may require a Fund to
maintain minimum bank account balances.   Use of these
borrowing techniques  to purchase securities is a speculative
practice known as "leverage."   Depending on whether the
performance of the investments purchased with borrowed funds is sufficient to meet the costs of borrowing, a Fund's net asset -19-
value per share will increase or decrease, as the case may be, more rapidly than if the Fund did not employ leverage.

   Short Sales. The Funds may make short sales of  securities.
A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Funds expect to engage in short sales as a form of hedging in order to shorten the overall duration of the portfolio and maintain portfolio flexibility.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon completion of the transaction. A Fund may have to pay a fee to borrow particular securities, and is often obligated to relinquish any payments received on such borrowed securities.

Until a Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian containing cash, U.S. Government securities, or other liquid high-grade debt obligations; such that the amount deposited in the account plus any amount deposited with the broker as collateral will equal the current value of the security sold short. Depending on arrangements made with the broker, a Fund may not receive any payments (including interest) on collateral deposited with the broker. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although a Fund's gain is limited to the amount at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.

   A Fund will not make a short sale if, after giving affect to such sale, the market value of all securities sold exceeds 25% of the value of the Fund's total net assets. A Fund may also effect short sales where the Fund owns, or has the right to acquire at no additional cost, the identical security (a technique known as a short sale "against the box").

   Illiquid Securities. A Fund may invest up to 15% of its net assets in securities for which there are legal or contractual restrictions on resale or for which there is no readily available market or other illiquid securities, including non-terminable repurchase agreements having maturities of more than seven days.  (See "Investment Restrictions" in
the Statement of Additional Information for each Fund.) The Adviser will monitor a Fund's investments in illiquid securities under the supervision of the Trustees. The determination of whether certain IO/PO Strips issued by the U.S. Government and backed by fixed-rate mortgages or any other securities in which a Fund desires to invest are liquid shall be made by the Trustees or the Adviser under guidelines established by the Trustees in accordance with applicable pronouncements of the SEC. At present, all other IO/PO Strips, other residual interests of CMOs and OTC options are treated as illiquid securities. The
SEC staff also currently takes the position that the interest rate swaps, caps and floors discussed in Appendix A, as well as equity swap contracts and reverse equity swap contracts, are illiquid.
   Portfolio Turnover. The Adviser buys and sells securities for a Fund whenever it believes it is appropriate to do so.
Portfolio turnover generally involves some expense  to  a
Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.  Such transactions may result
in realization of taxable capital gains.   The portfolio
turnover rate for each Fund's previous fiscal periods is shown in the table under the heading "Financial Highlights".

   While the Funds will pay commissions in connection with options and future transactions and, for the Equity Plus Fund only, possibly in relation to any purchase of common stocks, most of the securities in which the Funds invest are generally traded on a "net" basis with dealers acting as principals for their
own account without a stated commission.   Nevertheless, high
portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund.

   Another potential consequence of high portfolio turnover is that if 30% or more of a Fund's gross income for a taxable year is derived from gains from the sale of securities held for less than three months, the Fund would not qualify as a regulated investment company and, therefore, would be subject to corporate income tax during that taxable year. The Adviser endeavors to manage the investment composition of the Funds and to adjust the portfolio turnover, if necessary, to ensure that each Fund will be eligible for treatment as a regulated investment company.

                     MANAGEMENT OF THE FUNDS

   The business affairs of the Funds are managed  by  its  Board
of Trustees.   Each of the Funds has entered into an
investment advisory agreement with Smith Breeden Associates, Inc., 100 Europa Drive, Chapel Hill, North Carolina, 27514
(the "Investment Advisory  Agreements").   Pursuant to such
investment advisory agreements, the Adviser furnishes continuous investment advisory services to each of the Funds.

Trustees and Officers

   The  following  is a listing of the Trustees and  officers  of the Series Fund and Trust, the legal entities that have issued
shares in the Funds.   Unless otherwise indicated, all of
the named individuals serve in their capacities for both the Series Fund and Trust.

   Douglas T. Breeden*      Trustee and Chairman

Dr. Breeden, the Chairman of the Board of Smith Breeden Associates, co-founded the firm in 1982. Dr. Breeden has served on business school faculties at Duke University, Stanford University and the University of Chicago, and as a visiting professor at Yale University and at the Massachusetts Institute of Technology. He is the Editor of the Journal of Fixed Income. Dr. Breeden served as Associate Editor for five journals in financial economics, and was elected to the -21-
Board of Directors of the American Finance Association.
He has published several well-cited articles in finance and economics journals. He holds a Ph.D. in Finance from the Stanford University Graduate School of Business, and a B.S. in Management Science from the Massachusetts Institute of Technology. He serves as Chairman of Harrington Financial Group, the holding company for Harrington Bank, F.S.B., of Richmond, Indiana.

Michael J. Giarla*       Trustee and President

Mr.  Giarla  is Chief Operating Officer, President and Director
of Smith  Breeden  Associates.   He  also serves as a
Director  of Harrington  Financial Group, the holding company
for Harrington Bank,  F.S.B.,  of Richmond, Indiana.   Formerly
Smith Breeden's Director of Research, he was involved in
research and programming, particularly in the development and implementation of models to evaluate and hedge mortgage
securities.  He also  consults with institutional clients and
conducts special projects.   Before joining Smith Breeden
Associates, Mr. Giarla was a Summer Associate in Goldman Sachs
& Company's Equity Strategy Group in  New  York.   Mr. Giarla has
published a number of articles and book chapters regarding MBS investment, risk management and hedging.  He served as an
Associate  Editor of The Journal of Fixed Income from 1991-
1993.   Mr. Giarla holds a Master of Business Administration
with Concentration in Finance from the Stanford University
Graduate School of Business, where he was an Arjay  Miller
Scholar.   He earned a Bachelor of Arts in Statistics, summa cum laude, from Harvard University, where he was elected to Phi Beta Kappa and was a Harvard Club of Boston Scholar. Mr. Giarla is a Trustee of the Roxbury Latin School, West Roxbury, Massachusetts.

Stephen M. Schaefer      Trustee

Stephen M. Schaefer is Esmee Fairbairn Professor of Finance at the London Business School. Previously on the Faculty of the Graduate School of Business of Stanford University, he has also taught at the Universities of California (Berkeley),
Chicago, British Columbia and  Venice.   His research
interests focus on capital markets and financial regulation.
He served on the editorial board of a number of professional journals including, currently, the Journal of Fixed Income, the Review of Derivative Research, and Ricerche Economiche. He consults for a number of leading financial institutions and is a former Independent Board Member of the Securities and Futures Authority of Great Britain.


   Myron S. Scholes         Trustee

Myron S. Scholes is a Principal in the money  management
firm Long-Term Capital Management Co. (since 1993). He is the Frank E. Buck Professor of Finance Emeritus at the Graduate School of Business at Stanford University (since 1983. He is a
member of the Econometric Society.   Professor Scholes was also a
Managing Director and co-head of the fixed income derivatives group at Salomon Brothers between 1991-1993. Prior to coming to Stanford University in 1983, Professor Scholes was the
Edward Eagle Brown Professor of Finance at the Graduate School
of Business, University of Chicago (1974-1983).   He served
as the Director of the University of Chicago's Center for
Research in Security Prices from 1974-1980. Prior to coming to the University of Chicago, Professor Scholes was first an Assistant Professor then an Associate Professor at the Sloan
School of Management at M.I.T. from 1968  to 1973.   He  received
his Ph.D. in 1969 from the Graduate School of Business,
University of Chicago.  He has honorary Doctor of Law degrees
from the University of Paris and McMaster University.   He is a
past president of the American Finance Association (1990).
Dr. Scholes has published numerous articles in academic
journals and in professional volumes. He is most noted as the co-originator of the Black-Scholes Options Pricing Model as described in the paper, "The Pricing of Options and Corporate Liabilities," published in the Journal of Political Economy
(with Fischer Black, May 1973).   His other papers include such
topics as risk-return relationships, the effects of dividend policy on stock prices, and the effects of taxes and tax policy on corporate decision making. His book with Mark Wolfson (Stanford University) Taxes and Business Strategy: A Planning Approach was published by Prentice Hall in 1991.

   William F. Sharpe        Trustee

William F. Sharpe is the STANCO 25 Professor of Finance at Stanford University's Graduate School of Business. He is best known as one of the developers of the Capital Asset Pricing Model, including the beta and alpha concepts used in risk
analysis and performance measurement.   He developed the widely-
used binomial method for the valuation of options and other
contingent claims.   He also developed the computer
algorithm used in many asset allocation procedures, a procedure for estimating the style of an investment manager from its historic returns, and the Sharpe ratio for measuring investment
performance.   Dr. Sharpe has published articles in a number of
professional journals. He has also written six books, including Portfolio Theory and Capital Markets, (McGraw-Hill, 1970),
Asset Allocation Tools, (Scientific Press, 1987), Fundamentals of Investments (with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall, 1993) and Investments (with Gordon J. Alexander and Jeffrey Bailey, Prentice-Hall, 1990). Dr. Sharpe is a past President of the American Finance Association. He also served as consultant to a number of corporations and investment organizations. He is Trustee of the Barr Rosenberg mutual funds, a Director of Stanford Management Company and the Chairman of the Board of Financial Engines, a company providing electronic portfolio advice. He received the Nobel Prize in Economic Sciences in 1990.


   Daniel C. Dektar     Vice President, Smith Breeden Series
			Fund Portfolio Manager, Short and Intermediate
			Funds

Daniel C. Dektar is a Principal, Executive Vice President, Director of Portfolio Management, and Director of Smith Breeden Associates. Mr. Dektar has been primarily responsible for the day-to-day management of the Short and Intermediate
Funds since their commencement of operations in 1992.  As
head of Smith Breeden Associates' portfolio management group,
Mr. Dektar is constantly in touch with developments on Wall Street. He serves as a liaison among the portfolio management, client service, and research groups to ensure accurate analysis and timely execution of portfolio management opportunities.
Mr. Dektar consults with institutional clients in the areas of investments and risk management. He made several presentations on mortgage investments and risk management at seminars for
institutional investors.   Mr. Dektar was an Associate in the
Mergers and Acquisitions Group of Montgomery Securities in San Francisco, California and a Financial Analyst in the Investment Banking Division of Morgan Stanley & Co., Incorporated, New York before joining Smith Breeden Associates. He holds a Master of Business Administration with Concentration in Finance from Stanford University Graduate School of Business, where he was an Arjay Miller Scholar. Mr. Dektar received a Bachelor of Science in Business Administration, summa cum laude, from the University of California at Berkeley, where he was University of California Regent's Scholar, was elected to Phi Beta Kappa and Phi Eta Sigma, and won the White Award as the top student in finance.

   John B. Sprow       Vice President, Smith Breeden Trust
                    Portfolio Manager,  Equity Plus Fund

John B.Sprow is a Principal, Director and Executive Vice President of Smith Breeden Associates. Mr. Sprow has been primarily responsible for the day-to-day management of the Equity Plus Fund from the commencement of its operations in 1992. Mr. Sprow is a senior portfolio manager who works primarily with discretionary pension accounts. In addition to traditional mortgage accounts, he also manages S&P 500 indexed accounts. Prior to directly managing discretionary accounts, Mr. Sprow assisted in the development of the Adviser's models for pricing and hedging mortgage-related securities, risky commercial debt, and forecasting mortgage prepayment behavior. Mr. Sprow came to Smith Breeden Associates from the Fuqua School of Business, Duke University, where he was Research Assistant. Previously, Mr. Sprow was a Research Assistant to the Department Head of the Materials Science Department, Cornell University. He received a Master of Business Administration with Emphasis in Finance from the Fuqua School of Business, Duke University.
Mr. Sprow holds a Bachelor of Science in Materials Science and Engineering from Cornell University, where he was awarded the Carpenter Technology Scholarship three successive years.

   Marianthe S. Mewkill     Vice President, Secretary, Treasurer,
                         and Chief Accounting Officer

Marianthe S. Mewkill is a Principal, Vice  President  and
Chief Financial Officer of Smith Breeden Associates. Ms. Mewkill handles financial reporting, budgeting, tax research and planning for the Smith Breeden Mutual Funds and for Smith Breeden Associates, Inc.. She ensures compliance with agency regulations and administers the Adviser's internal trading and other policies. She was previously employed as a Controller for the Hunt Alternatives Fund, as an Associate at Goldman Sachs &
Co., and as a Senior Auditor at Arthur Andersen & Co. She earned a Master of Business Administration with Concentrations in Finance and Accounting from New York University and graduated from Wellesley College, magna cum laude with a Bachelor of -24-
Arts degree in History and French and a Minor in Economics.

* Interested Party

   Investment Adviser

Smith Breeden Associates, Inc., a registered investment adviser, acts as investment adviser to the Funds. Approximately 66% of the Adviser's voting stock is owned by Douglas T. Breeden, its Chairman. Under its Investment Advisory Agreement with each Fund, the Adviser, subject to the general supervision of the Board of Trustees, manages the Funds' portfolios and provides for the administration of all of the Funds' other affairs. For these services, the Adviser receives a fee, computed daily and payable monthly, at the annual rate of
0.70% of the Funds' average daily net assets.   Until the
renewal date of its contracts with the Funds, August 1, 1998, the Adviser has voluntarily agreed to reduce its compensation, and to the extent necessary absorb other expenses of the Funds, such that the total expenses (exclusive of ordinary brokerage commissions, investment transaction taxes and extraordinary expenses) do not exceed 0.88% of the average net assets for each of the Equity Plus Fund and the Intermediate Fund, and 0.78% of the average net assets of the Short Fund.

   The Adviser places all orders for purchases and sales of the Funds' securities. Subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers.

   Distribution

FPS Broker Services, Inc. (the "Principal Underwriter") acts as distributor for the Funds for which the Adviser pays the Principal Underwriter a fee of $25,000. Shares may also be sold by authorized dealers who have entered into dealer agreements with the Principal Underwriter or the Adviser.

   Expenses

The Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of their assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

                        PRICING OF FUND SHARES

The price you pay when buying a Fund's shares, and the price you receive when selling (redeeming) a Fund's shares, is the net asset value of the shares next determined after receipt of a purchase or redemption request in proper form. No front end sales charge or commission of any kind is added by the Fund upon a purchase, and no charge is deducted upon a redemption. These charges may apply if you purchase or sell shares through certain broker-dealers. The Funds currently charge a $9 fee for each redemption made by wire. See "How to Redeem Shares."

   The per share net asset value of a Fund is determined by dividing the total value of its assets, less its liabilities, by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading
(currently 4:00 p.m. Eastern time) each day that the Adviser and Transfer Agent are open for business and on which there is a sufficient degree of trading in a Fund's securities such that the net asset value of a Fund's shares might be affected.
Accordingly, Purchase Applications accepted or redemption requests received in proper form by the Transfer Agent, or other agent designated by the Funds, prior to 4:00 p.m. Eastern time each day that the Adviser and Transfer Agent are open for business, will be confirmed at that day's net asset value. Purchase Applications accepted or redemption requests received in proper form after 4 p.m. Eastern Time by the Transfer Agent, or other agent designated by the Funds, will be confirmed at the net asset value of the following business day.

   Current holiday schedules indicate that the Funds' net asset values will not be calculated on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day following Thanksgiving, Christmas Eve and Christmas Day. In adddition, the Short and Intermediate Funds will not be be priced on Columbus Day and Veterans' Day.

   Under procedures approved by the Board of Trustees, a Fund's securities for which market quotations are readily available are valued at current market value provided by a pricing service, bank or broker-dealer experienced in such matters. Short-term investments that will mature in 60 days or less may be valued at amortized cost, which approximates market value. All other securities and assets are valued at fair market value as determined by following procedures approved by the Board of Trustees.

                     HOW TO PURCHASE SHARES

   All of the Funds are no-load, so you may purchase, redeem or exchange shares directly at net asset value without paying a sales charge. Because the Funds' net asset value changes daily, your purchase price will be the next net asset value determined after the Funds' Transfer Agent, or other agent designated by the Funds, receives and accepts your purchase order. See "Pricing of Fund Shares."
                                Initial Minimum    Additional
Minimum Type of Account         Investment         Investment
Regular                            $750               $50
Automatic Investment Plan          $50                $50
Individual Retirement Account      $250               $50
Gift to Minors                     $250               $50

   Each Fund reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares. The required minimum investments may also be waived.


   How to Open Your Account by Mail. Please complete the Purchase Application. You can obtain additional copies of the Purchase Application and a copy of the IRA Purchase Application from the Funds by calling 1-800-221-3138. (Please note that you must use a different application than the one provided with the prospectus for an IRA.)

Your completed Purchase Application should be mailed directly to:
  Smith Breeden Mutual Funds
  3200 Horizon Drive
  P.O. Box 61503
  King of Prussia, PA 19406-0903

   All applications must be accompanied by payment in the form of a check or money order made payable to "Smith Breeden Mutual
Funds." All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. When a purchase is made by check and a redemption is made shortly thereafter, the Funds will delay the mailing of a redemption check until the purchase check has cleared your bank, which may take up to 10 calendar days from the purchase date. If you contemplate needing access to your investment shortly after purchase, you should purchase the shares by wire as discussed below.

   How to Open Your Account by Wire. You may make purchases by direct wire transfers. To ensure proper credit to your account, please call the Funds at 1-800-221-3137 for instructions prior to wiring funds. Funds should be wired through the Federal Reserve System as follows:
         United Missouri Bank
         A.B.A. Number 10-10-00695
         For the account of FPS Services, Inc.
         Account Number 98-7037-071-9
         For credit to (identify which Fund to purchase)
	 For further credit to: (investor account number)
         (name or account registration)
         (Social Security or Tax Identification Number)

   Following such wire transfer, you must promptly complete a Purchase Application and mail it to the Funds at the following address: Smith Breeden Mutual Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. Shares will not be redeemed until the Funds receive a properly completed and executed Purchase Application.

   Telephone  Transactions.  The privilege to initiate redemption or exchange transactions by telephone is made automatically
available to shareholders when opening an account, unless
they indicate otherwise by checking the appropriate boxes
on the Purchase Application. Each Fund will employ reasonable procedures to ensure that instructions communicated by telephone are genuine.  If reasonable procedures are not
implemented, the Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for
any loss due to unauthorized transactions.   The Funds reserve the
right to refuse a telephone transaction if they believe it is advisable to do so.

   If you have any questions, please call the Funds at 1-800-221-
3138.

How to Add to Your Account. You may make additional investments by mail or by wire in an amount equal to or greater than $50. When adding to an account by mail, you should send the Funds your check, together with the additional investment form from a recent statement. If this form is unavailable, you should send a signed note giving the full name of the account and the account number. For additional investments made by wire transfer, you should use the wiring instructions listed above. Be sure to include your account number.

   Automatic Investment Plan. You may make purchases of shares of each Fund automatically on a regular basis ($50 minimum per transaction). You must meet the Automatic Investment Plan's
("the Plan") minimum initial investment of $50 before the Plan may be established. You have two options under the Plan to make investments. One is by automatic payroll deduction.
Under this method, you authorize your employer to direct a portion of each paycheck to be invested in the Fund of your choice. Your employer must be using direct deposit to process its payroll in order for you to elect this method. Under the other method, your bank debits a preauthorized amount from your checking or savings account each month and applies the amount to your investment in Fund shares. In order to have your bank account debited automatically for investment into the Funds, your financial institution must be a member of the Automated Clearing House. No service fee is currently charged by the Funds for participation in either method under the Plan. A $20 fee will be imposed by the Funds if sufficient funds are not available in your bank account, or if your bank account has been closed at the time of the automatic transaction. You may adopt either method under the Plan at the time an account is opened by completing the appropriate section of the Purchase Application. Enclosed with the application are the necessary forms to deliver to your employer to set up the payroll deduction. You may obtain an application to establish the Automatic Investment Plan after an account is opened by calling the Funds at 1-800-221-3138. In the event you discontinue participation in the Plan, the Funds reserve the right to redeem your Fund account involuntarily, upon sixty days' written notice, if the account's net asset value is $750 or less.

   Purchasing Shares Through Other Institutions. If you purchase shares through a program of services offered or administered by a broker-dealer, financial institution, or -28-
other service provider, you should read the program materials, including information relating to fees, in addition to this Prospectus. Certain services of a Fund may not be available or may be modified in connection with the program of services provided, and service providers may establish higher minimum investment amounts. The Funds may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer.

   Certain broker-dealers, financial institutions, or other service providers that have entered into an agreement with the Adviser or Principal Underwriter may enter purchase orders on behalf of their customers by phone, with payment to follow within several days as specified in the agreement. The Funds may effect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the broker-dealer, financial institution, or other service provider to place the order with the Funds on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution, or other service provider could be held liable for any resulting fees or losses.

   Miscellaneous. The Funds will charge a $20 service fee against your account for any check or electronic funds transfer that is returned unpaid. You will also be responsible for any losses suffered by the Funds as a result. In order to relieve you of responsibility for the safekeeping and delivery of stock certificates, the Funds do not currently issue certificates.


                     HOW TO EXCHANGE SHARES

   Shares of any Fund may be exchanged for shares of another Fund at any time. This exchange offer is available only in states where shares of such other Fund may be legally sold. You may open a new account, or purchase additional shares in an existing account, by making an exchange from an identically registered Smith Breeden Fund account. A new account will have the same registration as the existing account from which the exchange was made, and is subject to the same initial investment minimums.

   Exchanges may be made either in writing or by telephone. Written instructions should be mailed to 3200 Horizon Drive,
King of Prussia, PA 19406 and must be signed by all account owners, and accompanied by any properly endorsed outstanding share certificates, if applicable. The telephone exchange is
automatically accepted  unless checked otherwise.   The
telephone exchange privilege is available only for uncertificated shares. During periods of drastic economic or market changes, it is possible that exchanges by telephone may be difficult to implement. In this event, shareholders should follow the written exchange procedures. The telephone exchange privilege may be modified or discontinued by the Funds at any time upon a 60 day notice to the shareholders. To exchange by telephone, you must follow the instructions below under "How to Redeem by Telephone."

   The Funds will accept exchange orders by telephone or other means of electronic transmission from broker-dealers, financial institutions or other service providers who execute an -29-
agreement with the Adviser or Principal Underwriter. It is the responsibility of the broker-dealer, financial institution or other service provider to place the exchange order on a timely basis.

   Exchanges are made on the basis of the Funds' relative  net
asset values.   Because the exchange is considered a
redemption and purchase of shares, the shareholder may recognize a gain or loss for federal income tax purposes.
Backup withholding and information reporting may also apply.
Additionalinformation regarding the possible tax consequences of such an exchange is included under the caption "Additional Information on Distributions and Taxation" in the Funds' Statements of Additional Information.

   There are differences among the Funds. Before making an exchange, a shareholder should obtain and review the current prospectus of the Fund into which the shareholder wishes to
transfer.   When exchanging shares, shareholders should be aware
that the Funds may have different dividend payment dates. The dividend payment schedules should be checked before exchanging shares. The amount of any accumulated, but unpaid, dividend is included in the net asset value per share.

   If you buy shares by check, you may not exchange those shares for up to 10 calendar days to ensure your check has cleared.
If you intend to exchange shares soon after their purchase, you should purchase the shares by wire or contact the Funds at 1-800-221-3137 for further information.

   The Funds reserve the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the exchange privilege (e.g., more than five exchanges per calendar year).

   Additional documentation may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Please contact the Funds for additional information concerning the exchange privilege.

                      HOW TO REDEEM SHARES

   You may redeem shares of the Funds at any time. The price at which the shares will be redeemed is the net asset value per share next determined after proper redemption instructions are received by the Transfer Agent or other agent designated by the Funds. See "Pricing of Fund Shares." There are no charges for the redemption of shares, except that a fee of $9 is charged for each wire redemption. Depending upon the redemption price you receive, you may realize a capital gain or loss for federal income tax purposes.

   How to Redeem by Mail to Receive Proceeds by Check. To redeem shares by mail, simply send an unconditional written request to the Funds specifying the number of shares or dollar amount to be redeemed, the name of the Fund, the name(s) on the account registration and the account number. A request for redemption must be signed exactly as the shares are registered. If the amount requested is greater than $25,000, or the proceeds are to be sent to a person other than the recordholder or to a location -30-
other than the address of record, each signature must be guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A notary public is not an acceptable guarantor. Guarantees must be signed by an authorized signatory of the bank, trust company, or member firm, and "Signature Guaranteed" must appear with the signature.
Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. In case of any questions, please contact the Funds in advance.

   A Fund will mail payment for redemption within seven days after receiving proper instructions for redemption. However, the Funds will delay payment for 10 calendar days on redemptions of recent purchases made by check. This allows the Funds to verify that the check used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

   How to Redeem by Telephone. The redemption of shares by telephone is available automatically unless you elected to refuse this redemption privilege on your Purchase Application. Shares may be redeemed by calling the Funds at 1-800-221-3137. Proceeds redeemed by telephone will be mailed to your address, or wired or credited to your preauthorized bank account. To establish wire redemption privileges, you must select the appropriate box on the Purchase Application and enclose a voided check.

   In order to arrange for telephone redemptions after your account has been opened, or to change the bank account or address designated to receive redemption proceeds, you must send a written request to your Fund. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A notary public is not an acceptable guarantor. Further documentation as provided above may be requested from corporations, executors, administrators, trustees and guardians.

   Payment of the redemption proceeds for Fund shares redeemed by telephone where you request wire payment will normally be made in federal funds on the next business day. The Funds reserve the right to delay payment for a period of up to seven days after receipt of the redemption request. There is currently a $9 fee for each wire redemption, which will be deducted from your account.

   The Funds reserve the right to refuse a telephone redemption or exchange transaction if they believe it is advisable to do so. Procedures for redeeming or exchanging shares of the Funds by telephone may be modified or terminated by the Funds at any time. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Funds have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include: requesting verification of certain personal information; recording telephone transactions; confirming transactions in writing; and restricting transmittal of redemption proceeds only to preauthorized designations. Other procedures may be -31-
implemented from time to time. If reasonable procedures are not implemented, the Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss for unauthorized transactions.

   You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact the Funds by telephone, you may also redeem shares by delivering or mailing the redemption request to: Smith Breeden Mutual
Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA
19406-0903.

   The Funds reserve the right to suspend or postpone redemptions during any period when trading on the New York Stock Exchange ("Exchange") is restricted as determined by the Securities and Exchange Commission ("SEC"), or the Exchange is closed for other than customary weekend and holiday closing; the SEC has by order permitted such suspension; or an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

   Due to the relatively high cost of maintaining small accounts, if your account balance falls below $500 as a result of a redemption or exchange, or if you discontinue the Automatic Investment Plan before your account balance reaches $500, you may be given a 60-day notice to bring your balance to $500 or reactivate an Automatic Investment Plan. If this requirement is not met, your account may be closed and the proceeds sent to you.

   Check Writing. In addition to telephone and written redemption requests, the Short Fund offers redemption through check writing. Shareholders electing this option will receive checks that may be used like personal or business checks.
There is no limit on the number of checks you may write.
Checks must be written for at least  $100.   There is a $30
fee for returned checks.   Because dividends declared on shares
held in a shareholder's account, prior redemptions, and possible changes in net asset value may cause the value of the account to change, shareholders should not write a check for the entire value of the account or close the account by writing a check.

   In using the check writing privilege, shareholders bear the responsibility of ensuring that the check amount does not exceed the value of their account on the day the check is presented to the Transfer Agent for payment. The day the check is presented for payment is the day the redemption of Fund shares takes place. If insufficient shares are in the account, the check will be returned and no shares will be redeemed. The clearing agent for the check writing facility is United Missouri Bank. Shareholders utilizing check writing are subject to United Missouri Bank's rules governing checking accounts. However, this check writing facility is purely a means to redeem Fund shares. No facilities characteristic of bank accounts, such as deposit insurance, are provided along with the check writing option.

   If you would like to initiate check writing, please call
Shareholder Services at 1-800-221-3137 or check the appropriate box on the Purchase Application.

Systematic   Withdrawal  Plan.  A shareholder may  establish
a Systematic Withdrawal Plan to receive regular periodic
payments from the account.  An initial balance of $10,000 is
required to establish a Systematic Withdrawal Plan.   There
are no service charges for establishing or maintaining a
Systematic Withdrawal Plan.   The minimum amount which the
shareholder may withdraw periodically is $100.   Capital
gain distributions and income dividends to the shareholder's account are received in additional shares at net asset value. Payments are then made from the liquidation of shares at net asset value to meet the specified withdrawals. Liquidation of shares may reduce or possibly exhaust the shares in the shareholder's account, to the extent withdrawals exceed shares earned through dividends and distributions, particularly in the event of a market decline. No payment pursuant to a Systematic Withdrawal Plan will be made if there are insufficient shares on deposit on the date of the scheduled distribution. A subsequent deposit of shares will not result in a payment under the plan
retroactive to the distribution  date.   As with other redemptions,
a liquidation to make a withdrawal payment is a sale for federal income tax purposes. The entire Systematic Withdrawal Plan payment cannot be considered as actual yield or income since part of the Plan's payment may be a return of capital.

   A Systematic Withdrawal Plan may be terminated upon written notice by the shareholder, or by a Fund on a 30 day written notice, and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimums) and schedule of withdrawal payments, or suspend such payments, by giving written notice to the Transfer Agent at least
five business days prior to the next scheduled payment.   Share
certificates may not be issued while a Systematic Withdrawal Plan is in effect.

                  DIVIDENDS AND DISTRIBUTIONS

   The Short and Intermediate Funds intend to make monthly distributions to their shareholders of net investment income. The Equity Plus Fund intends to make quarterly distributions of net investment income. All Funds will distribute net realized
gains at least annually.   Each Fund may make additional
distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains.

   The monthly distributions for the Short Fund's shares are quoted exdividend on the business day after record date (the "ex-date"). Record date is usually the first or second business day of the month. If a shareholder elects to reinvest dividends, the date the dividends are reinvested is also the ex-date. Dividends are paid in cash by the Short Fund generally one week after the ex-date.

   The Intermediate Fund will declare daily dividends for shareholders of record. The Intermediate Fund's dividend payable date, and the day that dividends are reinvested for shareholders -33-
who have made this election, is the last business day of the month. Shares begin accruing dividends on the business day after federal funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares, and continue to accrue dividends through and including the day the redemption order for the shares is executed. If an investor closes his account, any accrued dividends through and including the day of redemption will be paid as part of the redemption proceeds.

   Dividends and capital gains distributions may be declared more or less frequently at the direction of the Trustees. In order to be entitled to a dividend or a distribution, an investor must acquire a Fund's shares on or before the record date. Caution should be exercised, however, before purchasing shares immediately prior to a distribution record date. Since the value of a Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of its shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of the shareholder's investment, it may be taxable as
dividend income or capital gain.    You may separately elect to
reinvest income dividends and capital gains distributions in shares of a Fund or receive cash as designated on the Purchase Application. You may change your election at any time by sending written notification to your Fund. The election is effective for distributions with a dividend record date on or after the date that the Funds receive notice of the election. If you do not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of a Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

               SHAREHOLDER REPORTS AND INFORMATION

   The Funds will provide the following statements and reports:
Confirmation and Account Statements. After each transaction that affects the account balance or account registration, including the payment of dividends, you will receive a confirmation statement.

   Form 1099. By January 31 of each year, all shareholders will receive Form 1099, which will report the amount and tax status of distributions paid to you by the Funds for the preceding calendar year.

   Financial  Reports. Financial reports are provided to
shareholders semiannually.   Annual  reports will include
audited financial statements. To reduce the Funds' expenses, one copy of each report will be mailed to each Taxpayer Identification Number even though the investor may have more than one account in a Fund.

   Reports to Depository Institutions. Shareholders of the Short or Intermediate Funds who are financial institutions may request receipt of monthly or quarterly reports which provide information about the Short or Intermediate Fund's investments considering regulatory risk-based asset categories. If you need -34-
additional copies of previous statements, you may order statements for the current and preceding year at no charge. Call 1-800-221-3137 to order past statements. If you need information on your account with the Funds or if you wish to submit any applications, redemption requests, inquiries or notifications, please contact: Smith Breeden Mutual Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903 or call 1-800-221-3137.


                        RETIREMENT PLANS

   The Funds have a program under which you may establish an Individual Retirement Account ("IRA") with the Funds and purchase shares through such account. Shareholders wishing to establish an IRA should consult their tax adviser regarding (1) their individual qualifying status and (2) the tax regulations governing these accounts. The minimum initial investment in each Fund for an IRA is $500. There is a $12 annual maintenance fee charged to process an account. This fee is waived for accounts greater than $10,000. You may obtain additional information regarding establishing such an account by calling the Funds at 1-800-221-3138.

   The Funds may be used as investment vehicles for established defined contribution plans, including simplified employee, 401(k), profit-sharing, money purchase, and simple pension plans ("Retirement Plans"). For details concerning Retirement Plans,please call 1-800-221-3138.

                 SERVICE AND DISTRIBUTION PLANS

   Each Fund has adopted a Distribution and Services Plan
(the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The purpose of the Plans is to permit the Adviser to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Funds, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plans provide for payments by the Adviser out of its advisory fee to dealers and other persons at an annual rate of up to 0.25% of a Fund's average net assets, subject to the authority of the Trustees to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the purposes for which they are made shall be determined by the Adviser. Any distribution and service related payments made by the Adviser to investment dealers or other persons are subject to the continuation of the Plans, the terms of any related service agreements, and any applicable limits imposed by the National Association of Securities Dealers, Inc.



                              TAXES

   Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code. In each taxable year that a Fund so qualifies, such Fund (but not its shareholders) will be relieved of federal income tax on the part of its net -35-
investment income and net  capital gain that is distributed to
shareholders.   Each Fund will distribute annually,
substantially all of its net investment income and net capital gains on a current basis.

   All Fund distributions from net investment income (whether paid in cash or reinvested in additional shares) will be taxable to its shareholders as ordinary income, except that any distributions of a Fund's net long-term capital gain will be taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Each Fund provides federal tax information to its shareholders annually about distributions paid during the preceding year.

   It is not anticipated that any of the Funds' distributions will qualify for either the corporate dividends-received deduction or tax-exempt interest income. Distributions will also probably be subject to state and local taxes, depending on each shareholder's tax situation. While many states grant tax-free status to mutual fund distributions paid from interest income earned from direct obligations of the U.S. Government, none of the Short or Intermediate Fund's distributions are expected to qualify for such tax-free treatment, and only an insignificant amount of the Equity Plus Fund's distributions are expected to so qualify.

   The Funds will be required to withhold federal income tax at a rate of 31% ("backup withholding") from distribution payments and redemption and exchange proceeds if you fail to properly complete the Purchase Application.

   The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders. See "Taxes" in the relevant Statement of Additional Information for further discussion. There may be other federal, state or local tax considerations applicable to you as an investor. You therefore are urged to consult your tax adviser regarding any tax-related issues.

                        CAPITAL STRUCTURE

   The Smith Breeden Trust and the Smith Breeden Series Fund are both Massachusetts business trusts. The Trust was organized under an Agreement and Declaration of Trust, dated December 18, 1991. The Series Fund was organized under an Agreement and Declaration of Trust dated October 3, 1991. Copies of both Agreements, which are governed by Massachusetts law, are on file with the Secretary of State of the Commonwealth of Massachusetts. The Trust and the Series Fund have the same Trustees.

   The Trustees have the authority to issue shares in an unlimited number of funds of either the Series Fund or Trust.
Each such fund's shares may be further divided into classes.
The assets and liabilities of each such fund will be separate and distinct. All shares when issued are fully paid, non-assessable and redeemable, and have equal voting, dividend and liquidation rights.

   Shareholders of the separate funds of the Series Fund or Trust
will vote together in electing trustees and in certain other matters. Shareholders in each fund of the Series Fund should be aware that the outcome of the election of trustees and of certain other matters could be controlled by the shareholders of another fund. The shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of the trustees can elect 100% of the trustees if they choose to do so.

   Although neither the Series Fund nor the Trust is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove trustees, or to take other actions as provided in the respective Declaration of Trust. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider the removal of a trustee, both the Series Fund and Trust have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both (i) any liability was greater than a Fund's insurance coverage and (ii) a Fund itself was unable to meet its obligations.

                 TRANSFER AND DIVIDEND DISBURSING
                      AGENT, CUSTODIAN AND
                     INDEPENDENT ACCOUNTANTS

   FPS Services, Inc. ("FPS Services" or the "Transfer Agent"), 3200 Horizon Drive, King of Prussia, PA 19406, acts as each Fund's Transfer and Dividend Disbursing Agent. See "Management
of the Funds."  The Bank of New York acts as the custodian of
each Fund's assets.   The Bank of New York's address is 48
Wall Street, New York, New York 10286. Neither the Transfer and Dividend Disbursing Agent nor the Custodian has any part in deciding the Funds' investment policies or which securities are to be purchased or sold for the Funds' portfolios.
Deloitte & Touche, LLP, has been selected to serve as independent auditors of the Company for the fiscal year ending March 31, 1998.

                        FUND PERFORMANCE

   Each Fund may quote the Fund's average annual total and/or aggregate total return for various time periods in advertisements
or communications to shareholders.   An average annual total return
refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over that period, would result in the redeemable value of the investment at the end of the period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. An investor's principal in each Fund and the Fund's return are not
guaranteed and will fluctuate according to market conditions.   When
considering "average" total return figures for periods longer than one year, you should note that a Fund's annual total return for any one year in the period might have been greater or less than the -37-
average for the entire period. Each Fund also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in the Fund's share price and assuming reinvestment of dividends and distributions).

   The Short and Intermediate Funds may also advertise current yield and distribution rate information. Current yield reflects the income per share earned by the Short or Intermediate
Fund's portfolio investments, and is calculated by dividing a Fund's net investment income per share during a recent 30-day period by a Fund's net asset value on the last day of that period and annualizing the result. The current yield (or "SEC Yield"), which is calculated according to a formula prescribed by the SEC (see the relevant Statement of Additional Information), is not indicative of the dividends or distributions which were or will be paid to a Fund's shareholders.
SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed income securities. Dividends or distributions paid to shareholders are reflected in the current distribution rate which may be quoted to shareholders, and may not reflect amortization in the same manner.

   The Fund may also compare its performance to that of other mutual funds and to stock and other relevant indices, or to rankings prepared by independent services or industry publications. For example, a Fund's total return may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and
CDA Investment Technologies, Inc. Total return data as reported in such national financial publications as The Wall Street Journal, The
New York Times, Investor's Business Daily, USA Today, Barron's, Money and Forbes, as well as in publications of a local or regional nature, may be used in comparing Fund performance.

   The Equity Plus Fund's total return may also be compared to the returns of such indices as the Dow Jones Industrial Average,
Standard & Poor's 500 Composite Stock Price Index, Nasdaq Composite OTC
Index or Nasdaq Industrials Index, Consumer Price Index and Russell 2000 Index. The Short Fund's total return may also be compared to that of taxable money funds as quoted in Donaghue's Money Fund Report, and to total returns for the six month U.S. Treasury as published by Merrill
Lynch or other suppliers.   The Intermediate Fund's return will most
likely be compared to the total return of the Salomon Brothers Mortgage Index, or the total return of intermediate U.S. Treasury Notes as published
by various brokerage firms and others.   Further information on performance
measurement may be found in the relevant Statement of Additional Information. Performance quotations of a Fund represent the Fund's past performance and should not be considered representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The methods used to compute a Fund's total return and yield are described in more detail in the relevant Statement of Additional Information.


APPENDIX A

   Hedging Instruments and Transactions (Short and Intermediate
Funds and Equity Plus Fund's Fixed Income Segment)

Hedging and risk management techniques require different skills from those involved in the selection of portfolio securities. One such skill is the ability to predict the correlation of interest rate changes between markets. The Adviser has been engaged in hedging target duration portfolios for more than ten years. There can be no assurance that the Adviser will accurately predict market movements that accompany interest rate changes, in which event a Fund's overall performance may be less than if the Fund had not entered into hedging transactions.

   Interest Rate and Mortgage Swaps, Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, for example, an exchange of
floating-rate payments for fixed-rate payments.   Mortgage swaps are similar
to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

   The Short or Intermediate Funds will enter into interest rate swaps only on a net basis, i.e., where the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fixed Income Segment of the Equity Plus Fund may enter into interest rate swaps on other than a net basis.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a
predetermined interest rate, to receive payments of interest on a notional principal amount from the  party selling such
interest rate floor.   An interest rate collar combines the
elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount, but gives up the benefits of an interest rate decline below the minimum amount. There can be no assurance that the Funds will be able to enter into interest rate swaps, caps, floors or collars on favorable terms. Furthermore, there can be no assurance that any of the Funds will be able to terminate an interest rate swap or sell or offset interest rate caps, floors or collars notwithstanding any terms in the agreements providing for such termination.

   Inasmuch as these hedging transactions are entered into for hedging purposes, the Adviser and the Funds believe swaps, caps, floors and collars do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. To the extent that the Fixed Income Segment of the Equity Plus Fund enters into interest rate swaps on other than a net basis, the amount maintained in its segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis.

   The Short and Intermediate Funds will not write interest rate
caps, floors and collars, and will not enter into any interest rate swap, cap, floor or collar transaction unless the unsecured commercial paper, unsecured senior debt or the claims-paying ability of the other party is rated either AA or A-1 or better by Standard  & Poor's or Aa or P-1 or better by
Moody's Investors Service, Inc. at the  time of entering into
such transaction.   The  Fixed Income Segment of the Equity
Plus Fund may enter into such transactions with counterparties who are rated at least A by Moody's and S&P at the time of
entering into the contract.   The Funds and the Adviser will
closely monitor, subject to the oversight of the Board of Trustees, the creditworthiness of the counterparties in order to minimize risk.

   If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to  the
agreements related to the transaction.  There is no
assurance that interest-rate swap, cap, floor or collar
counterparties will be able to meet their obligations pursuant to their contracts, or that, in the event of default, a Fund will succeed
in pursuing contractual remedies.   The Funds thus assume the risk that
one of them may be delayed in or prevented from obtaining payments owed to it pursuant to interest rate swaps, caps, floors or collars.

The swap, cap, floor and collar market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized documentation. As a result, this market has become relatively liquid, although the Funds will still treat these instruments as illiquid investments subject to the limitation on such investments described in the Prospectus under "Illiquid Securities".

   Calls and Puts on Securities.  In order to reduce fluctuations in net asset value and portfolio holdings relative to their
targeted option-adjusted duration, a Fund may purchase call or put options or  sell options where it owns the security which is the subject of the option (a "covered option") on United States
Treasury securities, mortgage-backed securities and Eurodollar instruments that are traded on United States and foreign-securities
exchanges and in over-the-counter markets ("OTC Options").   A Fund
will not sell options which are not covered. The premiums paid on call options purchased and any related transaction costs will increase the cost of securities acquired upon exercise of the option, and unless the price of the underlying security rises sufficiently, the options may expire worthless to the Funds.

   The Short and Intermediate Funds will not purchase a put or call option on U.S. Government securities or mortgage-backed securities if, as a result of such purchase, more than 10% of its total assets would be invested in such options. A Fund's ability to purchase put and call options may be limited by Internal Revenue Code requirements.

The Adviser monitors the creditworthiness of dealers with whom a Fund would enter into OTC option transactions under the general supervision of the Board of Trustees. The Funds will engage in OTC option transactions only with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

   Futures and Related Options. In order to reduce fluctuations in net asset value of portfolio holdings relative to their targeted option-adjusted durations, or to employ temporary substitutes for anticipated future transactions, the Funds may buy or sell financial futures contracts, purchase call or put options, or sell covered call options on such futures.
There is no overall limitation on the percentage of a Fund's assets which may be subject to a hedge position.

   Options and futures transactions involve costs and may result in losses. The effective use of options and futures strategies depends on a Fund's ability to terminate options and futures positions at times when the Adviser deems it desirable to do
so. This ability to terminate positions when the Adviser deems it desirable to do so may be hindered by the lack of existence
of a liquid secondary market.   Although a Fund will take an
options or futures contract position only if the Adviser believes there is a liquid secondary market for the option or futures contract, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

   The use of options and futures strategies also involves the risk of imperfect correlation between movements in the values of the securities underlying the futures and options purchased and sold by a Fund, of the option and futures contract itself, and of the securities which are the subject of a hedge. A Fund, therefore, bears the risk that prices of hedged securities will not move to the same degree as the hedging instrument, or that price movements in the hedging instrument will not accurately reflect price movements in the security underlying the hedging instrument. It is also possible for a Fund to incur a loss on both the hedged securities and the hedging instrument.

   At times, a Fund may sell interest rate futures in a different dollar amount than the dollar amount of securities being hedged, depending on the expected relationship between the volatility of the prices of such securities and the volatility of the futures contracts,
based on duration calculations by the Adviser.   If the actual price
movements of the securities and futures are inconsistent with their durations as so calculated, the hedge may not be fully effective.

   A Fund will not maintain open short positions in interest rate futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on these open positions, adjusted for the expected volatility relationship between the portfolio and the futures contracts based on duration calculations. If this limitation should be exceeded at any time, a Fund will take prompt action to close out the appropriate number of open contracts to bring its open futures position into compliance with this limitation.

The Funds' ability to engage in options and futures transactions and to sell related securities may be limited by tax considerations and by certain regulatory requirements. See
"Additional Information Regarding Taxation" in the relevant
Statement of Additional Information.
   Other  Portfolio  Strategies (Equity Plus Fund's Equity
Simulation Segment)

Any investment in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Equity Plus Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Equity Plus Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Equity Plus Fund in units or attached to securities may be deemed to be without value.

-42-


                     Part B:  Information Required in
                    Statement of Additional Information

N-1A
Item No.       Item                         Location in the Registration
                                            Statement

10.            Cover Page                   Cover Page

11.            Table of Contents           "Table of Contents"

12.            General Information
               and History                  See Part A Item 4.

13.            Investment Objective        "Miscellaneous
               and Policies                 Investment Practices and
                                            Risk Considerations"

14.            Management of the
               Registrant                   "Management of the Fund


15.            Control Persons and
               Principal Holders of        "Principal Holders  of Securities
               Securities                   and Controlling Persons"

16.            Investment Advisory         "The Investment Advisory
               and Other Services           Agreement and Other Services"


17.            Brokerage Allocation        "The Investment Advisory
                                            Agreement and Other
                                            Services"

18.            Capital Stock and           "Additional Information
               Other Securities             Regarding Purchases and
                                            Redemptions of Fund Shares"

19.            Purchase, Redemption         "Additional Information
               and Pricing of               Regarding Purchases and
               Securities Being             Redemptions of Fund
               Offered                      Shares"

20.            Tax Status                  "Taxes"

21.            Underwriters                 Additional Information
                                            Regarding Purchases and
                                            Redemptions of Fund
                                            Shares"

22.            Calculation of
               Performance Data            "Standard Performance
                                            Measures"

23.            Financial Statements         "Report of Independent
                                            Auditors and Financial
                                            Statements"








             SMITH BREEDEN TRUST

        SMITH BREEDEN EQUITY PLUS FUND

             STATEMENT OF ADDITIONAL

     INFORMATION JULY 23, 1997




 100 Europa Drive, Suite 200 Chapel Hill, North
         Carolina 27514-2310
            (919) 967-7221

   This Statement of Additional Information contains
information pertaining to Smith Breeden Equity Plus Fund
which may be useful to investors and is not included in
the Prospectus of the Smith Breeden Mutual Funds.  The
former name of the Equity Plus Fund was the Smith Breeden
Market Tracking Fund.  This Statement is not a Prospectus
and is only authorized for distribution when accompanied
or preceded by the Prospectus of the Smith Breeden Mutual
Funds dated July 23, 1997, as may be amended from time to
time. The Statement should be read together with the
Prospectus.
Contents                                           Page
DEFINITIONS. . . . . . . . . . . . . . . . . . . . . .3
INVESTMENT RESTRICTIONS OF THE FUND. . . . . . . . . .3
MISCELLANEOUS INVESTMENT PRACTICES AND
     RISK CONSIDERATIONS . . . . . . . . . . . . . . .6
TAXES . . . .  . . . . . . . . . . . . . . . . . . . .9
FUND CHARGES AND EXPENSES. . . . . . . . . . . . . . 10
MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . 11
INVESTMENT ADVISORY AGREEMENT AND OTHER SERVICES . . 12
PRINCIPAL HOLDERS OF SECURITIES AND
     CONTROLLING PERSONS. . . . . . . . . . . . . . .17
DETERMINATION OF NET ASSET VALUE. . . . . . . . . . .17
ADDITIONAL INFORMATION REGARDING PURCHASES
     AND REDEMPTIONS OF FUND SHARES . . . . . . . . .18
SHAREHOLDER INFORMATION . . . . . . . . . . . . . . .20
SUSPENSION OF REDEMPTIONS . . . . . . . . . . . . . .20
SHAREHOLDER LIABILITY . . . . . . . . . . . . . . . .20
STANDARD PERFORMANCE MEASURES . . . . . . . . . . . .21
INDEPENDENT AUDITORS. . . . . . . . . . . . . . . . .24
EXPERTS . . . . . . . . . . . . . . . . . . . . . . .24
REPORT OF INDEPENDENT AUDITORS AND
     FINANCIAL STATEMENTS . . . . . . . . . . . . . .24

            SMITH BREEDEN TRUST, SMITH
             BREEDEN EQUITY PLUS FUND
        Statement of Additional Information



                    DEFINITIONS



The "Trust"    --   Smith Breeden Trust

The "Fund"     --   Smith Breeden Equity Plus Fund, a series of
		    the Trust offering its shares to the public.

The "Adviser"  --   Smith Breeden Associates, Inc., the Fund's
		    investment adviser.

The "Custodian"--   The Bank of New York, the Fund's custodian.

"FPS Services" --   FPS Services, Inc., the Fund's investor
		    servicing agent.



        INVESTMENT RESTRICTIONS OF THE FUND



Subject to the Fund's ability to invest all or substantially all of its assets in another investment company with substantially the same investment objective, as fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

     1. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks or through reverse repurchase agreements or dollar rolls up to 33
     1/3% of the value of its respective total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis, the purchase and sale of futures contracts, the entry into forward contracts, reverse repurchase agreements and dollar roll transactions, short sales, interest rate caps, floors and swaps, mortgage swaps, and collateral arrangements with respect thereto and such other practices as may be determined by counsel to the Fund (consistent with pronouncements of the Securities and Exchange
     Commission) are not deemed to be a pledge of assets and none of such transactions or arrangements nor obligations of the Fund to Trustees pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

     2.  Act as underwriter except to the extent
     that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     3.  Purchase any security (other than
     obligations of the U.S. Government, its
     agencies and instrumentalities) if as a result
     25% or more of the Fund's total assets
     (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

4. Purchase any security, other than mortgage-backed securities, obligations of the U.S.
     Government, its agencies or instrumentalities or collateralized mortgage obligations, if as a result the Fund would have invested more than 5% of its respective total assets in securities of issuers (including predecessors) having a record of less than three years of continuous operation.

5. Acquire, sell, lease or hold real estate or real estate limited partnerships, except that it may invest in securities of companies which deal in real estate and in securities collateralized by real estate or interests therein and it may acquire, sell, lease or hold real estate in connection with protecting its rights as a creditor.

6. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. (Does not include caps, floors, collars or swaps.)

7. Invest in interests in oil, gas, mineral leases or other mineral exploration or development program.

8. Invest in companies for the purpose of exercising control or management.

9.   Purchase securities of other investment
     companies, except to the extent permitted by the Investment Company Act.

10. Make loans of money or property to any person, except through loans of portfolio securities to
     qualified institutions, the purchase of debt obligations in which the Fund may invest consistently with its investment objectives and policies and investment limitations or the investment in repurchase agreements with qualified institutions. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund's total assets (including such loans).

11. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

12. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales.
     Short sales "against the box" are not subject to this limitation.

     It is contrary to the Fund's present policy, which may be changed without shareholder approval, to:

     (a) sell over-the-counter options which it does not own; or (b) sell options on futures contracts which options it does not own.

As noted in the Prospectus, the Fund may invest up to 15% of its total net assets in illiquid securities.
In order to comply with certain "blue sky" restrictions, the Fund will not, as a matter of operating policy, invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or the Fund's Adviser owns more than one half of 1% of the outstanding securities of such issuer, and such officers and Trustees who own more than one half of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.
All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Investment Company Act of 1940 provides that a
"vote of a majority of the outstanding voting securities" of the Fund means the affirmative of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


	MISCELLANEOUS INVESTMENT PRACTICES AND
		 RISK CONSIDERATIONS



The Fund's Prospectus states that the Fund may engage in each of the following investment practices.
However, the fact that the Fund may engage in a particular practice does not necessarily mean that it will actually do so.

Repurchase Agreements. The Fixed Income Segment may invest in repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker- dealers and only with respect to obligations of the U.S.
Government or its agencies or instrumentalities.
Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Forward Commitments. The Fixed Income Segment may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when issued" and "delayed delivery" securities) if the Fund holds until the settlement date, in a segregated account, cash or highgrade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous
return or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

Securities Loans. The Fund may make secured loans of Fixed Income Segment securities amounting to not more than 33 1/3% of the Fund's total assets thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreement requiring that loans be continuously secured by collateral in cash or shortterm debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent.
The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

Borrowing. The Fixed Income Segment may borrow from banks and enter into reverse repurchase agreements or dollar rolls (as described in Appendix A of the Prospectus) up to 33 1/3% of the value of the Fund's total assets (computed at the time the loan is made) to take advantage of investment opportunities and for extraordinary or emergency purposes, or for the clearance of transactions. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. The Fund will incur borrowing costs when it leverages, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If the income and appreciation on assets acquired with borrowed funds exceed their borrowing cost, the Fund's investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than 7 their borrowing costs, investment performance will decrease. In addition, if the Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This speculative characteristic is known as "leverage."
Reverse Repurchase Agreements and Dollar Roll
Agreements. The Fixed Income Segment may enter into reverse repurchase agreements and dollar roll agreements with commercial banks and registered broker-dealers to seek to enhance returns.

Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

The Fund will establish a segregated account with its custodian in which it will maintain cash, U.S.
Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse
repurchase agreements and dollar rolls are considered borrowings by the Fund.



                        TAXES



Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:
     (a)  Derive at least 90% of its gross income
          from dividends, interest, payments with
          respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income
          (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;
     (b) derive less than 30% of its gross income from gains from the sale or other disposition of certain assets (including securities) held for less than three months;
     (c)  distribute with respect to each taxable
          year at least 90% of its taxable and tax-exempt income for such year; and
     (d) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S.
          Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. Qualification as a regulated investment company exempts the Fund from federal income tax on income paid to its shareholders in the form of dividends
	  (including capital gain dividends).  A
	  dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the
	  preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gain for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax. In calculating its income, the Fund must include dividends in income not when received but on the date when the stock in question is acquired or becomes ex-dividend, whichever is later.
Also, a portion of the yield on certain high yield securities (including certain payment-in-kind bonds) issued after July 10, 1989 may be treated as dividends.

Return of capital distributions.   If the Fund makes
a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares.



               FUND CHARGES AND EXPENSES



   Management Fees. The Fund pays a monthly fee to the Adviser based on the average net assets of the Fund, as determined at the close of each business day during the month, at an annual rate of 0.70%.
Advisory fees paid for the fiscal year ended March
31, 1997 were $53,341. Advisory fees for each of the last three fiscal years ended March 31 were $11,056, $21,727, and $53,341 respectively. The amounts paid in prior fiscal years from March 31, 1994 through August 1, 1994 reflect a previous advisory contract rate of 0.35% of average net assets. For each of 10 the last three fiscal years ended March 31, the Adviser reimbursed the Fund $128,959, $114,100 and
$131,965, respectively, under expense limitation provisions. Other Expenses. The Fund pays its own expenses, including, but not limited to auditing, legal, tax preparation and consulting, insurance, custodial, accounting, shareholder servicing and shareholder report expenses. Fees paid to FPS
Services which serves as the Fund's shareholder servicing and accounting agent are determined by contract as approved by the Board of Trustees.



                 MANAGEMENT OF THE FUND



The Board of Trustees has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities.
The Trustees, in turn, elect the officers of the Fund who are responsible for administering the day-to-day operations of the Fund. Trustees and officers of the Fund are identified in the Prospectus.

   All of the Trustees are Trustees of all the other funds managed by the Adviser and each independent trustee receives fees for his or her services. The
Trustees do not receive pension or retirement benefits from the Fund. The table below shows the fees paid to each independent Director for the fiscal year ended March 31, 1997:

Director                 Aggregate
Compensation

William F. Sharpe        $ 1,400
Myron S. Scholes         $     0
Stephen M. Schaefer      $ 3,373

The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


Trustees and officers of the Fund who are also officers or shareholders of the Adviser will benefit from the advisory fees paid by the Fund.

   Potential Conflicts of Interest. Principals of the Adviser as individuals own approximately 61% of the common stock of Harrington Financial Group, the holding company for Harrington Bank, FSB of Richmond, Indiana (the "Association"). As of May
31, 1997, the Association had total assets of $485 million. The Association invests in assets of the same types as those to be held by the Fund.

Douglas T. Breeden, in combination with immediate family members, controls over 75% of the common stock of Community First Financial Group, Inc.
("CFFG"), the holding company for certain banks and thrifts, to which the Adviser renders Investment
Advisory services. The Fund will transact no business directly or indirectly with either CFFG or the banks and thrifts which it owns. CFFG and its subsidiaries invest in assets of the same types as those to be held by the Fund.

The Adviser may also manage advisory accounts with investment objectives similar to or the same as those of the Fund, or different from the Fund but trading in the same type of securities and instruments as the Fund. Portfolio decisions and results of the Fund's investments may differ from those of such accounts managed by the Adviser.
When two or more accounts managed by the Adviser seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among the accounts on a basis determined by the Adviser in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the position obtainable for the Fund.



	THE INVESTMENT ADVISORY AGREEMENT
		AND OTHER SERVICES



The investment manager of the Fund is Smith Breeden
Associates, Inc. (the "Adviser").  The table in the
Prospectus indicates which officers and trustees are affiliated persons of the Adviser.

Under the Investment Advisory Agreement between the
Fund and the Adviser, subject to such policies as the Trustees may determine, the Adviser, at its expense, furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund. Subject to the control of the Trustees, the Adviser also manages, supervises
and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and clerical services and places all orders for the purchase and sale of the Fund's portfolio securities.

For details of the Adviser's compensation under the Investment Advisory Agreement, see "Fund Charges and Expenses" in this Statement. The Adviser's compensation under the Investment Advisory
Agreement may be reduced in any year if the Fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale. The term
"expenses" is defined in the statutes or regulations of such jurisdictions, and, generally speaking, excludes brokerage commissions, taxes, interest and extraordinary expenses. The only such limitation as of the date of this Statement
(imposed by the State of California) was 2.5% of the first $30 million of average net assets, 2% of the next $70 million and 1.5% of any excess over $100 million.

Under the Investment Advisory Agreement, the
Adviser may reduce its compensation to the extent that the Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, and extraordinary expenses. The terms of the expense limitation currently in effect are described in the Prospectus and on the following page. The Fund pays all expenses not assumed by the Adviser including, without limitation, auditing, legal, tax preparation and consulting, custodial, investor servicing and shareholder reporting expenses.

The Investment Advisory Agreement provides that the
Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of or connected with rendering services to the Fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

The Investment Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on 60 days written notice. It may be amended only by a vote of the shareholders of the Fund. The
Investment Advisory Agreement also terminates without payment of any penalty in the event of its assignment as defined in the Investment Company
Act. The Investment Advisory Agreement provides that it will continue in effect after its initial
term of two years only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of the Adviser or the Fund.
In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities".

Under the terms of the Investment Advisory
Agreement, the Adviser performs certain
administrative services as follows:  (1)
coordinates with the Fund's custodian and transfer agent and monitors the services they provide to the Fund; (2) coordinates with and monitors other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervises the preparation by third parties of all Federal, state and local tax returns and reports of the Fund required by applicable law; (5) prepares and, after approval by the Fund, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (6) prepares and, after approval by the Fund, arranges for the filing of such registration statements and other documents with the Securities and Exchange Commission and other
Federal and state regulatory authorities as may be required by applicable law; (7) reviews and submits to the officers of the Fund for their approval invoices or other requests for payment of Fund expenses; and (8) takes such other actions with respect to the Fund as may be necessary in the opinion of the Advisor to perform its duties under the agreement.

The Adviser has voluntarily agreed to bear normal operating expenses (excluding litigation, indemnification and other extraordinary expenses) of the Fund, and, if necessary, to waive its advisory fee, for the period ending August 1, 1998 such that total operating expenses would not exceed
0.88% of the average net assets of the Fund. Such expense limitations, if any, are calculated daily based on average net assets and may be continued or modified by the Adviser at any time in its sole discretion.


Portfolio Transactions

Investment decisions.   Investment decisions for
the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives.
Investment decisions are the product of many
factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

   Brokerage and research services. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. In addition, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. The Fund paid approximately $3,000 in brokerage commissions on futures and options transactions for the last fiscal year and approximately $1,000 for each of the two prior fiscal years ended March 31.

The Adviser places all orders for the purchase and sale of portfolio investments for the Fund and may buy and sell investments for the Fund through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available. In seeking the most favorable price and execution, the Adviser, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service
rendered by the broker-dealer in other transactions.

When it is determined that several brokers or dealers are equally able to provide the best net price and execution, the Adviser may execute transactions through brokers or dealers who provide quotations and other services to its advisory clients, including the quotations necessary to determine these clients' net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers and dealers who supply statistical and other data to the Adviser and its clients in such amount of total brokerage as may reasonably be required.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc.
and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund (and, if permitted by law, of the other funds managed by the Adviser) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Adviser conducts extensive proprietary fixed income research with emphasis on mortgage-backed securities. The Adviser is not dependent on any broker for such research and analysis and, thus is able to transact business with brokers regardless of the brokers' research capabilities or provision of such research to brokerage customers. The Adviser uses multiple electronic quotation services for trading and pricing purposes. The Adviser pays for these services directly out of its advisory fees. The Adviser is not involved in any soft dollar arrangements.
The Adviser does utilize broker pricing guidance for certain assets not consistently available through electronic quotation services.


Investor Servicing Agent and Underwriter

FPS Services is the Fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Fund as an expense of all its shareholders. See "Fund Charges and Expenses" in this Statement for information on fees and reimbursements received by FPS
Services. FPS Services is also investor servicing agent for the other funds managed by the Adviser and receives fees from each of those funds for its services.


Custodian

The Bank of New York ("Custodian") acts as custodian of the Fund's assets. In carrying out its duties under its custodian contract, the Custodian may employ one or more subcustodians whose responsibilities will include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. The Fund pays the Custodian an annual fee based on the assets of the Fund and the Fund's securities transactions. The
Fund also pays the Custodian an annual fee based on the Fund's securities holdings for the year and reimburses the Custodian for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services. The Custodian pays the fees and other charges of any subcustodian employed by it.



	PRINCIPAL HOLDERS OF SECURITIES
	    AND CONTROLLING PERSONS



   There were no beneficial owners who owned 5% or more of the Fund at June 30, 1997.


   A Fund Trustee owns less than 1% of the
shares of the Fund as of June 30, 1997.



        DETERMINATION OF NET ASSET VALUE



The Fund determines net asset value as of the close of regular trading on the New York Stock Exchange at 4 p.m.

If any securities held by the Fund are restricted as to resale, the Adviser determines their fair value following procedures approved by the Trustees. The Trustees periodically review such valuation procedures. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental
analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer. Generally, trading in certain securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S.
Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value following procedures approved by the Trustees.



     ADDITIONAL INFORMATION REGARDING PURCHASES
            AND REDEMPTIONS OF FUND SHARES



All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Fund must be denominated in U.S. Dollars. The Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) to honor the transaction or make adjustments to shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. Dividend checks which are returned to the Fund marked "unable to forward" by the postal service will be deemed to be a request to change the dividend option and the proceeds will be reinvested in additional shares at the current net asset value until new instructions are received.


Redemptions in Kind. The Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund in case of any emergency, or if the payment of such redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should the Fund do so, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash. Principal Underwriter. FPS Broker Services,
Inc. (the "Principal Underwriter"), 3200 Horizon
Drive, P.O. Box 61503, King of Prussia, PA 19406-
0903, is the principal underwriter for the Fund and is acting on a best efforts basis. The Principal
Underwriter is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers,
Inc. The offering of the Fund's shares is continuous.

The Fund's underwriting agreement with the Principal Underwriter provides that the Fund will pay all fees and expenses in connection with:
registering and qualifying its shares under the various state "blue sky" laws; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.
The Principal Underwriter acts as the agent of the Fund in connection with the sale of its shares in all states in which the shares are qualified and in which the Principal Underwriter is qualified as a brokerdealer. Under the underwriting agreement,the
Principal Underwriter may accept orders for Fund shares at the offering price. For these services, the Adviser pays the Principal Underwriter approximately $8000. The Principal Underwriter may enter into agreements with other broker-dealers for the sale of Fund shares by them.

Reinvestment Date. The dividend reinvestment date is the date on which the additional shares are purchased for the investor who has its dividends reinvested. This date will vary and is not necessarily the same date as the record date or the payable date for cash dividends.
Special Services. The Fund may pay certain financial institutions which maintain omnibus accounts with the Fund on behalf of numerous
beneficial owners for recordkeeping operations performed with respect to such beneficial owners.
Such financial institutions may also charge a fee for their services directly to their clients.



              SHAREHOLDER INFORMATION



Each time shareholders buy, redeem or exchange shares or receive a distribution, they will receive a statement confirming the transaction and listing their current share balance. The Fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. Shareholders may call
FPS Services toll-free at 1-800 221-3137 between
9:00 a.m. and 7:00 p.m. (Eastern Time) for more information, including account balances.




	      SUSPENSION OF REDEMPTIONS



The Fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the New York Stock Exchange (the
"Exchange") is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.



               SHAREHOLDER LIABILITY



Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of Fund
property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The likelihood of such circumstances is remote.



             STANDARD PERFORMANCE MEASURES



   Total return data for the Fund may from time to time be presented in this Statement and in advertisements. Total return for the one-year period and for the life of the Fund is determined by calculating the actual dollar amount of investment return on a $750 investment in the Fund made at the net asset value at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount.
Total return for a period of one year is equal to the actual return of the Fund during that period.
Total return calculations assume reinvestment of all Fund distributions at net asset value on their respective reinvestment dates. As of March 31, 1997, the average annual total return for the Fund since inception is 18.50% and the average annual total return for the one year period ended March
31, 1997 is 21.41%. At times, the Adviser may reduce its compensation or assume expenses of the Fund in order to reduce the Fund's expenses. The per share amount of any such fee reduction or assumption of expenses for the life of the Fund, will be reflected in the Prospectus as updated.
Any such fee reduction or assumption of expenses would increase the Fund's total return during the period of the fee reduction or assumption of expenses.

Independent statistical agencies measure the Fund's investment performance and publish comparative information showing how the Fund, and similar investment companies, performed in specified time periods. The agencies whose reports are commonly used for Morningstar comparisons are Lipper
Analytical Services and Wiesenberger Investment
Companies Service. From time to time, the Fund may distribute these comparisons to its shareholders or to potential investors.

The Fund's performance may also from time to time be compared to Standard & Poor's 500 Composite
Stock Price Index (the "S&P 500 Index").  The S&P
500 Index is an unmanaged list of common stocks frequently used as a general measure of stock
market performance. Standard & Poor's performance figures reflect changes of market prices and reinvestment of all regular cash dividends and are not adjusted for commissions or other costs.
Because the Fund is a managed portfolio investing in a variety of securities and derivative instruments, the securities it owns will not match those in the Index. Other publications, indices, and averages which may be used are as follows:

a)   CDA Mutual Fund Report, published by CDA
     Investment Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

b)   Mutual Fund Source book, published by
     Morningstar, Inc. - analyzes price, yield, risk and total return for equity and fixed income funds.

c)   Financial publications:  Barron's, Business
     Week, Changing Times, Financial World, Forbes,
     Fortune, and Money magazines - rate fund performance over specified time periods.

d)   Consumer Price Index (or Cost of Living
     Index), published by the U.S. Bureau of Labor
     Statistics a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

e) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

f)   Savings and Loan Historical Interest
     Rates - as published in the U.S. Savings &
     Loan League Fact Book.

g) Salomon Brothers Broad Bond Index or its component indices - The Broad Index measures yield, price and total return for Treasury, Agency, Corporate, and Mortgage bonds.

h) Salomon Brothers Composite High Yield Index or its component indices - The High Yield Index measures yield, price and total return for LongTerm HighYield Index, Intermediate-Term
     HighYield Index and Long-Term Utility High-
     Yield Index.

i) Lehman Brothers Aggregate Bond Index or its component indices - The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and
     Yankee bonds.

j)   Lehman Brothers Government/Corporate Bond
     Index.

k)   Other taxable investments including
     certificatesof deposit (CD's), money market deposit accounts (MMDA's), checking accounts, savings accounts, money market mutual funds, repurchase agreements, and government securities.

l) Historical data supplied by the research departments of Lehman Brothers, First Boston
     Corporation, Morgan Stanley, Salomon Brothers,
     Merrill Lynch, Goldman Sachs, Prudential
     Securities and Donaldson Lufkin and Jenrette.

m) Donoghues's Money Fund Report - industry averages for seven-day annualized and compounded yields taxable, tax-free and government money funds.

n) Total returns and yields for Treasury Securities and fixed income indices as published by Ryan
     Laboratories or other suppliers.


Volatility. Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare fund net asset value or performance relative to a market index. One measure of volatility is beta. The ratio of the expected excess return on the portfolio to the expected excess return on the market index is called beta. Equity funds commonly use the S&P 500 as their market index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

A statistic often used by sophisticated
institutional investors when comparing the relative performance of portfolios is the Sharpe Ratio.
This statistic is the portfolio's excess return
(relative to T-Bills) divided by the standard deviation of its returns.

All data are based on past performance and do not predict future results.






	        INDEPENDENT AUDITORS



Deloitte & Touche LLP, 117 Campus Drive, Princeton,
New Jersey 08540, are the Fund's independent auditors, providing audit services, tax return review and preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.



                     EXPERTS



The financial statements of the Fund and related notes thereto attached to this Statement of Additional Information have been so attached in reliance upon the report of Deloitte & Touche
LLP, independent auditors, given on the
authority of said firm as experts in auditing and accounting.



	REPORT OF INDEPENDENT AUDITORS
	  AND FINANCIAL STATEMENTS



See attached report.















ANNUAL REPORT

Smith Breeden Equity Plus Fund
March 31, 1997











Smith Breeden Equity Plus Fund Annual Report and Performance
Review

Performance Review

	The Smith Breeden Equity Plus Fund provided a total return of
21.41% in the year ending March 31, 1997.   The Fund's return exceeded
the 19.84% return of its benchmark, the S&P 500 Index, by 1.57%. Since the Fund's inception on June 30, 1992, its return has exceeded that of its benchmark by 14.22%, and on an annualized basis by 1.62%. The graph below plots the Fund's return versus its benchmark and versus the average return of Morningstar Inc.'s Growth and Income fund category.



THE LINE GRAPH DETAILING PERFORMANCE VERSUS THE EQUITY PLUS' INDEX ACCORDING TO ITEM 5a. OF FORM N1-A IS LOCATED HERE IN THE TEXT AND IS DESCRIBED BELOW IN ACCORDANCE WITH REG 232.304 OF REGULATION S-T:

THE GRAPH DEPICTS THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
THE  VERSUS THE S&P 500 AND VERSUS THE AVERAGE OF
THE FUNDS IN MORNINGSTAR'S GROWTH AND INCOME CATEGORY.
THE EQUITY PLUS' AVERAGE ANNUAL RETURN WAS 21.41% FOR THE ONE YEAR PERIOD, 23.47% THE THREE YEAR PERIOD, 18.50% FOR THE PERIOD
SINCE INCEPTION. THE AVERAGE ANNUAL RETURN OF THE S&P 500 WAS 19.84%
FOR THE ONE YEAR PERIOD, 22.31% FOR THE THREE YEAR PERIOD, 16.88% FOR THE PERIOD FROM INCEPTION. THE AVERAGE ANNUAL
RETURN OF THE AVERAGE OF THE FUNDS IN MORNINGSTAR'S GROWTH AND INCOME
CATEGORY WAS 16.10% FOR THE ONE YEAR PERIOD, 18.35% FOR THE THREE YEAR PERIOD, AND 14.87% FOR THE FIVE YEAR AND SINCE INCEPTION RETURNS.
FROM INCEPTION THROUGH MARCH 31, 1997, AN INVESTMENT
OF $10,000 IN THE EQUITY PLUS WOULD HAVE GROWN TO $22,411, VERSUS
$20,988 IN ITS BENCHMARK, AND $19,320 OF THE AVERAGE OF THE FUNDS IN MORNINGSTAR'S GROWTH AND INCOME CATEGORY.


	The S&P 500 index return was produced by strong corporate earnings rather than by falling interest rates in the year ending March 31, 1997. Corporate earnings were approximately 15% higher in the year ending December 1996 over a year earlier. First quarter 1997 earnings were also generally strong, in many cases exceeding analysts' expectations. The growth in corporate earnings, combined with low unemployment rates, caused some concern that the U.S. economy is growing too fast and this led to moderately rising interest rates due to increased fears of inflation. The thirty-year U.S. Treasury bond yield rose from 6.66% in March 1996 to 7.09% in March 1997. Rising interest rates in turn produced several small sell-offs in the stock market, resulting in declines in the S&P 500 Index in three out of the last twelve months. It is by no means clear that inflation is on the rise however, and much of the gain in corporate earnings can be explained by the high levels of productive investment made by corporations during this economic expansion.
	The strategy employed by the Equity Plus Fund to achieve its goal of providing a return in excess of the S&P 500 index has two components.
 The Fund uses equity index futures contracts to track the S&P 500 index, and it uses a hedged bond portfolio to provide income to cover the operating costs of the fund as well as the financing costs of the equity index futures contracts. Equity index futures contracts are available with different maturity dates. Because the fund controls when it sells one equity futures contract and buys a new one, it can take advantage of times when one futures contract is cheap relative to another. Approximately 0.30% of the Fund's return in excess of its benchmark for the year ending March
1997 was due to purchasing equity index futures at favorable prices relative to the price of the contracts sold.

	U.S. Government agency mortgage securities produced excellent hedged returns in the year ended March 31, 1997, and the Equity Plus
Fund was able to take advantage of this performance to generate the rest of the Fund's excess return over the S&P 500 index. One factor explaining the superior performance by mortgages was a decline in interest rate volatility. Mortgage buyers demand a yield premium when they purchase mortgage bonds against the risk that interest rates will move in an unfavorable direction. Because interest rate volatility measures the likelihood of changes in the level of interest rates, when volatility falls mortgage buyers demand a smaller premium and consequently the yield on mortgages falls relative to the yield on U.S. Treasury securities. The Equity Plus Fund held approximately 60% of its assets in adjustable-rate mortgages during the year ended on March 31, 1997, and about 20% in fixed-rate mortgages. The remaining assets were invested in U.S. Treasury Bills.


SMITH BREEDEN EQUITY PLUS FUND
SCHEDULE OF INVESTMENTS		MARCH 31, 1997

		                                                       Market
Face Amount	Security	                                       Value

		U.S. GOVERNMENT & AGENCY OBLIGATIONS - 121.45%
		FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.92% *
		FHLMC:
$983,120 	7.50%, due (a) ...................................     $963,150
 103,239	9.50%, due 7/1/02 ................................	106,178

		TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
		(Cost $1,090,669)				      1,069,328
		FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.94% *
		FNMA:
 110,165	12.50%, due 9/1/12 ..............................	126,541
 104,722	13.50%, due 11/1/14 to 1/1/15 ..................	120,635
		FNMA ARM:
 660,968	7.753%, due 9/1/18..............................	689,968
		TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
			(Cost $916,731)					937,144

		GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 66.09% *
		GNMA ARM:
2,020,000	5.00%, due 3/20/27 ...........................	      1,953,136
1,990,000	5.50%, due (a) ...............................	      1,944,294
2,632,161	6.50%, due 2/20/16 to 10/20/26 ...............	      2,676,380
2,295,509	7.125%, due 4/20/16 to 9/20/22 ...............	      2,353,002
		TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
			(Cost $8,904,340)			      8,926,812

		U.S. GOVERNMENT OBLIGATIONS - 40.50%
		U.S. TREASURY BILL **
   20,000	5.38%, due 5/29/97 .............................	 19,832
1,000,000	5.05%, due 5/29/97 .............................	991,622
  600,000	4.94%, due 5/29/97*** ..........................	594,973
2,000,000	5.12%, due 5/29/97 .............................      1,983,244
  600,000	5.08%, due 5/29/97 .............................	594,973
  700,000	5.06%, due 5/29/97 .............................	694,136
  500,000	5.02%, due 5/29/97 .............................	495,812
  100,000	5.21%, due 11/13/97*** .........................	 96,566
		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $5,472,482)   5,471,158
		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
			(Cost $16,384,222)			     16,404,442

Contracts	OPTION CONTRACTS - 0.13%
 3		Call on 5 Year US Treasury Note futures, expires 5/97,
			strike price $110				     47
37		Put on 5 Year US Treasury Note futures, expires 5/97,
			strike price $104				 17,922
		TOTAL OPTION CONTRACTS (Cost $10,196) ................	 17,969
		TOTAL INVESTMENTS (Cost $16,394,418) - 121.58% ....  16,422,411

		CASH AND OTHER ASSETS LESS LIABILITIES - (21.58%)    (2,915,034)

		NET ASSETS - 100.00% ........................	    $13,507,377


* Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage loans. As a result, the average life may be substantially less than the original maturity. The interest rate shown in the rate in effect at March 31, 1997. ARMs have coupon rates which adjust periodically. The adjusted rate is determined by adding a spread to a specified index.
** The interest rate shown is the discount rate paid at the time of purchase by the Fund.
***  Security is segregated as collateral.
(a)   To be Announced
Portfolio Abbreviations:
ARM         -  Adjustable-Rate Mortgage
FHLMC       -  Federal Home Loan Mortgage Corporation
FNMA        -  Federal National Mortgage Association
GNMA        -  Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.



SMITH BREEDEN EQUITY PLUS FUND
STATEMENT OF ASSETS AND LIABILITIES
31-Mar-97



ASSETS:
   Investments at market value (identified cost $16,394,418)
	(Note 1)						    $16,422,411
   Cash........................................................		 62,780
   Receivables:
      Subscriptions............................................		180,877
      Interest.................................................		 53,648
      Maturities...............................................		  2,590
      Securities sold.........................................	      2,925,313
   Deferred organization expenses (Note 1)...................		  6,796
        TOTAL ASSETS..........................................	     19,654,415

LIABILITIES:
   Variation margin on futures contracts (Note 2)..............		192,294
   Payables:
     Redemptions ..............................................		 50,041
     Securities purchased......................................	      5,876,144
   Due to adviser (Note 3).....................................		  8,343
   Accrued expenses.............................................	 20,216
        TOTAL LIABILITIES.........................................    6,147,038

NET ASSETS:
   (Applicable to outstanding shares of 1,075,509; unlimited number of shares
      of beneficial interest authorized; no stated par).......	    $13,507,377

   Net asset value, offering price and redemption
      price per share ($13,507,377/ 1,075,509)................	 	 $12.56

SOURCE OF NET ASSETS:
   Paid in capital.............................................	    $13,094,357
   Undistributed net investment income..........................	 36,234
   Accumulated net realized gain on investments.................	865,097
   Net unrealized depreciation of investments...................       (488,311)
        NET ASSETS............................................	    $13,507,377



The accompanying notes are an integral part of these financial statements.


SMITH BREEDEN EQUITY PLUS FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1997


INVESTMENT INCOME:
    Interest and discount earned, net of premium amortization
	(Note 1)......						       $473,488

EXPENSES:
    Advisory fees (Note 3)...........................................	 53,341
    Accounting and pricing services fees...........................	 25,141
    Custodian fees.................................................	 13,067
    Audit and tax preparation fees....................................	 10,250
    Legal fees.......................................................	  2,799
    Amortization of organization expenses (Note 1)..........		 27,791
    Transfer agent fees..............................................	 29,506
    Registration fees...............................................	 27,132
    Trustees fees and expenses...................................	  3,751
    Insurance expense....................................		  6,549
    Other..............................................................	     40
        TOTAL EXPENSES BEFORE REIMBURSEMENT............			199,367
        Expenses reimbursed by Adviser (Note 3)....................... (131,965)
        NET EXPENSES................................................     67,402
        NET INVESTMENT INCOME.......................................	406,086

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments...............................   1,374,343
    Change in unrealized appreciation (depreciation) of investments    (526,585)
    Net realized and unrealized gain on investments................	847,758
    Net increase in net assets resulting from operations.........    $1,253,844



The accompanying notes are an integral part of these financial statements.


SMITH BREEDEN EQUITY PLUS FUND
STATEMENTS OF CHANGES IN NET ASSETS



	 					Year Ended 	 Year Ended
						March 31, 1997	 March 31, 1996
OPERATIONS:
   Net investment income.......................	      $406,086 	       $171,628
   Net realized gain on investments...............   1,374,343	        709,594
   Change in unrealized appreciation (depreciation)
	of investments.....			      (526,585)		(66,654)
   Net increase in net assets resulting from
	operations..................		     1,253,844		814,568

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income..........     (382,446)	       (159,034)
   Distributions from net realized gains on
	investments............			      (808,371)	       (371,974)
   Total distributions........................	    (1,190,817)	       (531,008)

CAPITAL SHARE TRANSACTIONS:
   Shares sold................................	     8,844,701	      2,256,010
   Shares issued on reinvestment of distributions    1,125,870		502,798
   Shares redeemed..........................	    (1,292,755)	       (383,180)
   Increase in net assets resulting from capital
	share transactions (a)			     8,677,816	      2,375,628
       TOTAL INCREASE IN NET ASSETS.....	     8,740,843	      2,659,188

NET ASSETS:
   Beginning of year..........................	     4,766,534	      2,107,346
   End of year.................................	   $13,507,377 	     $4,766,534

(a)  Transactions in capital shares were as follows:
        Shares sold...........................	       695,525	        183,531
        Shares issued on reinvestment of distributions  93,492	         42,520
        Shares redeemed........................	      (102,037)		(32,004)
        Net increase...........................	       686,980	        194,047
        Beginning balance .....................	       388,529	        194,482
        Ending balance........................	     1,075,509	        388,529




The accompanying notes are an integral part of these financial statements.


SMITH BREEDEN EQUITY PLUS FUND
FINANCIAL HIGHLIGHTS

The following average per share data, ratios and supplemental information has been derived from information provided in the financial statements.


                                                          	      Year	   Year	         Year 	      Year 	  Period
                                                               	Ended	   Ended	Ended	      Ended	  Ended
	                                                             31-Mar-97	  31-Mar-96	31-Mar-95   31-Mar-94	31-Mar-93*
Net Asset Value, Beginning of Period...........................$12.27 	    $10.84        $9.88       $10.85     $10.00
  Income From Investment Operations
  Net investment income......................................... 0.592	      0.615	   0.568	0.476	    0.355
  Net realized and unrealized gain (loss) on investments.........1.813       2.768	   1.081       (0.216)	    1.281
      Total from investment operations.......................... 2.405	      3.383	   1.649	0.26	    1.636

  Less Distributions
  Dividends from net investment income.......................... (0.59)	     (0.583)	  (0.568)      (0.472)	    (0.311)
  Dividends in excess of net investment income..................   -	           -	   0.001           -	       -
  Distributions from net realized gains on investments.........	 (1.525)      (1.37)	  (0.047)      (0.701)	     (0.42)
  Distributions in excess of net realized gains on investments.	    -	         -	  (0.073)      (0.057)	     (0.055)
      Total distributions........................................(2.115)      (1.953)	  (0.689)      (1.23)	     (0.786)

Net Asset Value, End of Period..............................	$12.56 	     $12.27 	 $10.84        $9.88 	     $10.85

Total Return.................................................... 21.41%	      32.30%	  17.18%	2.19%	      22.59%**

Ratios/Supplemental Data
  Net assets, end of period................................  $13,507,377   $4,766,534  $2,107,346   $1,760,519      $903,846
  Ratio of expenses to average net assets <F1>.................	 0.88%	       0.90%	  0.90%	       0.90%	       0.57%**
  Ratio of net investment income to average net assets <F2>.......5.30%	       5.53%	  7.44%	       8.02%	       5.28%**
  Portfolio turnover rate.........................................182%	       107%	   120%	        119%	        271%

<F1>
The annualized ratio of expenses to average net assets prior to reimbursement of expenses by the Adviser was 2.60%, 4.58%,
7.75%, 7.08%, and 28.48% for the years ended March 31, 1997, March 31, 1996, March 31, 1995, March 31, 1994, and the period ended
March 31, 1993, respectively.

<F2> The annualized ratio of net investment income to average net assets prior to reimbursement of expenses by the Adviser was
3.58%, 1.85%, 0.59%, 1.84%, and (22.63%) for the years ended March 31, 1997, March 31, 1996, March 31, 1995, March 31, 1994,
and the period ended March 31, 1993, respectively.

*    Commenced operations June 30, 1992.
**   Annualized

The accompanying notes are an integral part of these financial statements.


SMITH BREEDEN EQUITY PLUS FUND
NOTES TO FINANCIAL STATEMENTS



1.	SIGNIFICANT ACCOUNTING POLICIES
The Smith Breeden Equity Plus Fund (the "Fund") is a series of the Smith Breeden Trust (the "Trust"), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Fund.

A.	Security Valuation:  Portfolio securities are valued at current market value provided by a pricing service or by a bank or broker/dealer experienced in such matters, when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B.	Distributions and Taxes:  Dividends to shareholders are
recorded on the ex-dividend date. The Fund intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Fund of federal income taxes. To so qualify, the Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryforward. As of March 31, 1997, the Fund had no net capital loss carryforward.

C.	Repurchase Agreements:  The Fund may enter into
repurchase agreements with member banks of the Federal Reserve
System having total assets in excess of $500 million and securities dealers, provided that such banks or dealers meet the credit guidelines of the Fund's Board of Trustees. In a repurchase agreement, the Fund acquires securities from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Fund's custodian maintains control or custody of these securities which collateralize the repurchase agreements until maturity of the repurchase agreements. The value of the collateral is monitored daily, and if necessary, additional collateral is received to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Fund's right to the collateral may be subject to legal proceedings.

D.	Reverse Repurchase Agreements:  A reverse repurchase
agreement involves the sale by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. The Fund will maintain a segregated account with its custodian, which will be marked to market daily, consisting of cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations under reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


NOTES TO FINANCIAL STATEMENTS (cont.)


E.	Determination Of Gains Or Losses On Sales Of
Securities: Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

F.	Deferred Organization Expenses:  Deferred organization
expenses are being amortized on a straight-line basis over five years.

G.	Securities Transactions and Investment Income:  Interest
income is accrued daily on both long-term bonds and short-term investments. Interest income also includes net amortization from the purchase of fixed-income securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Transactions are recorded on the first business day following the trade date. Realized gains and losses from security transactions are determined and accounted for on the basis of identified cost.


2.	FINANCIAL INSTRUMENTS

A.	Derivative Financial Instruments Held or Issued for
Purposes other than Trading: The Fund uses interest rate futures contracts for risk management purposes in order to manage the Fund's interest-rate risk relative to its benchmark. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts involve costs and may result in losses. The effective use of futures strategies depends on the Fund's ability to terminate futures positions at times when the Fund's investment adviser deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Fund, of the futures contract itself, and of the securities which are the subject of a hedge.


NOTES TO FINANCIAL STATEMENTS (cont.)


The Fund had the following open futures contracts as of March 31, 1997:


Type             	 Notional     Position	 Expiration     Unrealized
                     Amount	              Month	         Gain/(Loss)
3 Month Eurodollar $18,000,000	  Long     June, 1997       $(6,781)
3 Month Eurodollar	  9,000,000	  Short	   March, 1998	       8,297
3 Month Eurodollar	  9,000,000	  Short	   September, 1998	   2,210
3 Month Eurodollar	 13,000,000	  Short	   March, 1999       	9,692
3 Month Eurodollar	  9,000,000	  Short	   September, 1999	     584
3 Month Eurodollar	 12,000,000	  Short	   March, 2000	       8,322
3 Month Eurodollar	  1,000,000	  Short	   June, 2000	        1,845
3 Month Eurodollar	 10,000,000	  Short	   September, 2000	  10,705
3 Month Eurodollar	 13,000,000	  Short	   March, 2001	      10,016
10 Year Treasury	      400,000	           Short	June, 1997	  5,982
			                           Total                        $50,872

B.	Derivative Financial Instruments Held or Issued for
Trading Purposes:

The Fund invests in futures contracts on the S&P 500 Index and New York Stock Exchange Index whose returns are expected to track movements in the S&P 500 Index and New York Stock Exchange
Index.

The Fund had the following open futures contracts on the S&P 500 and New York Stock Exchange Indices as of March 31, 1997:


Type	Notional      Position	Expiration	    Unrealized
	Amount			  Month		     Gain/Loss
S&P 500	$10,599,680	Long	June, 1997	     $(423,940)
S&P 500	2,271,360	Long	September, 1997	      (134,280)
NYSE	  199,275	Long	June, 1997	        (8,956)
			           Total	     $(567,176)

The aggregate market value of investments pledged to cover margin requirements for the open positions at March 31, 1997 was $691,539.

3.	INVESTMENT ADVISORY FEES AND OTHER
TRANSACTIONS WITH AFFILIATES

Smith Breeden Associates, Inc. (the "Adviser"), a registered investment adviser, provides the Fund with investment management services. As compensation for these services, the Fund pays the


NOTES TO FINANCIAL STATEMENTS (cont.)


Adviser a fee computed daily and payable monthly, at an annual rate equal to 0.70% of the Fund's average daily net asset value.

The Adviser has voluntarily agreed to reduce or otherwise limit the expenses of the Fund to 0.88% of the Fund's average daily net assets. This voluntary agreement may be terminated or modified at any time by the Adviser in its sole discretion, except that the Adviser has agreed to limit expenses of the Fund to 0.88% through March 31, 1997. For the year ended March 31, 1997, the Adviser received fees of $53,341 and reimbursed the Fund $131,965.

Effective August 1, 1994, the Fund adopted a Distribution and Services Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Adviser to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Fund, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons.

The Plan provides for payments by the Adviser, out of its advisory fee paid to it by the Fund, to dealers and other persons at the annual rate of up to 0.25% of the Fund's average net assets subject to the authority of the Trustees of the Fund to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the purposes for which they are made shall be determined by the Adviser.

Certain officers and trustees of the Fund are also officers and directors of the Adviser.

4.	INVESTMENT TRANSACTIONS
During the year-ended March 31, 1997, purchases and proceeds from sales of securities, other than short-term investments, aggregated $19,129,765 and $11,798,195, respectively. The cost of securities for federal income tax purposes is $16,394,418. Net unrealized depreciation of investments and futures contracts consists of:

		Gross unrealized appreciation	$    81,061
		Gross unrealized depreciation	   (569,372)
		Net unrealized depreciation	 $ (488,311)


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Smith Breeden Equity Plus Fund of the Smith Breeden Series Trust:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Breeden Equity
Plus Fund of the Smith Breeden Series Trust as of March 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period June 30, 1992 (commencement of operations) to March 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Breeden Equity Plus Fund of the Smith Breeden Series Trust as of March 31, 1997, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 12, 1997







                             SMITH BREEDEN TRUST
                         SMITH BREEDEN EQUITY PLUS
                                 FORM N-1A
                        PART C.  OTHER INFORMATION


Item 24.  Financial Statements and Exhibits.

(a)  Financial Statement filed with Part B

(b)  Exhibits:
(1)       Declaration of Trust:Incorporated by Reference
(2)       By-Laws:Incorporated by Reference
(3)       Voting Trust Agreement--Not Applicable
(4)       Specimen Share Certificate--Incorporated by Reference
(5)       Form of Investment Advisory Agreement
           for Smith Breeden Trust: Incorporated by Reference
(6)       Form of Underwriting or Distribution
          Agreement: Incorporated by Reference
(7)       Bonus, Profit Sharing, Pension and Other
          Similar Arrangements -- Not Applicable
(8)       Custodian Agreement: Incorporated by Reference
(9)(a)    Shareholder Services Agreement: Incorporated by Reference
(9)(b)    Accounting Services Agreement:  Incorporated by Reference
(9)(c)    Sub-Administration Agreement-   Not Applicable
(10) Opinion and Consent of Counsel: Incorporated by Reference to Pre-Effective Amendment Number 2 filed April 14, 1992
(11)      Independent Auditor's Consent
(12)      Financial Statements Omitted from Item 23 --
          Not Applicable
(13)      Letter of Understanding relating to
          initial capital--Incorporated by Reference
(14)      Model Retirement Plan -- Not Applicable
(15)      Form of Rule 12b-1 Plan for Smith
          Breeden Trust: Incorporated by Reference
(16)      Performance Calculation --
          Not Applicable
(17)      Powers of Attorney--Incorporated by Reference
(18)      Financial Data Schedule

Item 25.  Persons Controlled by or under Common Control with Registrant.

There were no persons controlled by under Common Control with Registrant.

Item 26.  Number of Holders of Securities.

                                NUMBER OF RECORD HOLDERS
TITLE OF CLASS                    AS OF JUNE 30, 1997

Smith Breeden Equity Plus Fund           1314
Shares of Beneficial Interest

Item 27.  Indemnification.

Reference is made to Article IV,Sections 4.2 and 4.3 of Registrant's Declaration of Trust with respect to indemnification of the Trustees and officers of Registrant against liabilities which may be incurred by them in such capacities.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission ("SEC"), such indemnification is against public policy as expressed in the Act, and is therefore, unenforceable.
In the event that a claim for indeminfication against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each disinterested Trustee has entered into an indemnity agreement with the Adviser whereby the Adviser indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the Fund.

Item 28.  Business and Other Connections of Adviser.

Smith Breeden Associates, Inc. (the "Adviser") acts as investment adviser to financial institution, insurance, pension, charitable foundation clients and other registered investment companies. For a description of the officers and directors of the Adviser and their business affiliations, see "Management of the Fund" in the Prospectus contained within this Registration Statement.

Item 29.    Principal Underwriters

   (a) FPS Broker Services, Inc., located at 3200 Horizon Drive,
P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903, is the principal underwriter. FPS Broker Services also serves as the Principal Underwriter for the following entities:

	The Govett Funds, Inc.
	Bjurman Funds
	Farrell ALpha Strategies
	Focus Trust, Inc.
	IAA Trust Growth Fund, Inc.
	IAA Trust Asset Allocation Fund, Inc.
	IAA Trust Tax Exempt Bond Fund, Inc.
	IAA Trust Taxable Fixed Income Series Fund, Inc.
	Matthews International Funds
	MCM Funds
	Metropolitan West Funds
	Polynous Trust
	Sage/TSO Trust
	Smith Breeden Series Fund
	Smith Breeden Trust
	The Stratton Funds, Inc.
	Stratton Growth Fund, Inc.
	Stratton Monthly Dividend Shares,Inc.
	Trainer Wortham First Mutual Funds.

    (b) The table below sets forth certain information as to the Underwriter's Directors, Officers and Control Persons:

NAME AND PRINCIPAL       POSITION AND OFFICES     POSITION
BUSINESS ADDRESS         WITH UNDERWRITER         AND OFFICES
                                                  WITH REGISTRANT

Kenneth J. Kempf       Director and President     	None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA
19406-0903

Lynne M. Cannon        Vice President and Principal   	None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA
19406-0903

Rocco C. Cavalieri     Director and Vice President     	None
3200 Horizon Drive
P.O Box 61503
King of Prussia, PA
19406-0903

Gerald J. Holland      Director, Senior Vice 		None
3200 Horizon Drive     President and Principal
P.O. Box 61503
King of Prussia, PA
19406-0903

Joseph M. O'Donnell    Director and Vice President     	None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA
19406-0903

Sandra L. Adams         Assistant Vice President       	None
3200 Horizon Drive      and Principal
P.O. Box 61503
King of Prussia, PA
19406-0903

John H. Leven           Treasurer           	        None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA
19406-0903

Mary P. Efstration      Secretary                     	None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA
19406-0903

Bruno DiStefano         Principal                     	None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA
19406-0903


James W. Stratton may be considered a control person of the Underwriter due to his direct or indirect ownership of FPS
Services, Inc., the parent of the Underwriter.

c)    Not Applicable.


Item 30.  Locations of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be kept by the Registrant at the following offices:

     (1) FPS Services, Inc., 3200 Horizon Drive, P. O. Box
     61503, King of Prussia, Pennsylvania  19406-0903
     (2) Smith Breeden Associates, Inc., 100 Europa Drive,
     Suite 200, Chapel Hill, NC 27514

Item 31.  Management Services.

    There are no management-related service contracts not discussed in Part A or Part B.

Item 32.  Undertakings.

(a) The Registrant previously has undertaken to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b) The registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chapel Hill, the State of North Carolina, on the 23rd day of July, 1997.


                                   SMITH BREEDEN TRUST



                                   By
                                        Michael J. Giarla
                                        President



    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                TITLE                      DATE



Michael J. Giarla        President,                  July 23, 1997
                         Trustee


Douglas T. Breeden*      Trustee                     July 23, 1997



Stephen M. Schaefer*     Trustee                     July 23, 1997



Myron S. Scholes*        Trustee                     July 23, 1997



William F. Sharpe*       Trustee                     July 23, 1997



Marianthe S. Mewkill     Principal Financial         July 23, 1997
                         and Accounting Officer

* By:
     Marianthe S. Mewkill

*Attorney-in-Fact pursuant to power-of-attorney filed previously.